                                                                    EXHIBIT 10.1


                              CMG@VENTURES I, LLC



                      LIMITED LIABILITY COMPANY AGREEMENT

                              CMG@VENTURES I, LLC

                      LIMITED LIABILITY COMPANY AGREEMENT

                               TABLE OF CONTENTS

ARTICLE 1.   FORMATION, ETC............................................................................  2
             ---------------
             Section 1.1   Formation...................................................................  2
                           ---------
             Section 1.2   Filings.....................................................................  2
                           -------
             Section 1.3   Name; Ownership of Property.................................................  2
                           ---------------------------
             Section 1.4   Offices.....................................................................  2
                           -------
             Section 1.5   Duration....................................................................  3
                           --------
             Section 1.6   Registered Agent............................................................  3
                           ----------------
             Section 1.7   Purposes; Restructuring of Investments......................................  3
                           --------------------------------------
             Section 1.8   Qualification in Other Jurisdictions........................................  4
                           ------------------------------------
             Section 1.9   Fiscal Year.................................................................  5
                           -----------
             Section 1.10  Reliance by Third Parties...................................................  5
                           -------------------------

ARTICLE  2.  CAPITAL CONTRIBUTIONS; MEMBERS' ACCOUNTS;
             ALLOCATIONS...............................................................................  5
             -----------
             Section 2.1   Capital Commitments.........................................................  5
                           -------------------
             Section 2.2   Capital Contributions.......................................................  6
                           ---------------------
             Section 2.3   Capital Accounts............................................................  7
                           ----------------
             Section 2.4   Capital Commitments Not Company Assets......................................  8
                           --------------------------------------
             Section 2.5   Net Operating Profits and Net Operating Losses-Allocation...................  8
                           ---------------------------------------------------------
             Section 2.6   Capital Gains and Capital Losses with Respect to Portfolio
                           ----------------------------------------------------------
                           Securities-Allocation....................................................... 10
                           ---------------------
             Section 2.7   Special Allocation Rules.................................................... 12
                           ------------------------
             Section 2.8   Tax Allocations; Income Tax Elections....................................... 14
                           -------------------------------------
             Section 2.9   Modification of Capital Commitments......................................... 14
                           -----------------------------------
             Section 2.10  Default in Capital Commitment............................................... 15
                           -----------------------------
             Section 2.11  Continuing Participation.................................................... 17
                           ------------------------
             Section 2.12  Consent to Remedies......................................................... 19
                           -------------------
             Section 2.13  In Kind Distributions....................................................... 20
                           ---------------------
             Section 2.14  In Kind Contributions; Managing Member Investments.......................... 20
                           ---------------------------------------------------

ARTICLE  3.  PROFIT MEMBERS............................................................................ 20
             --------------
             Section 3.1   Profit Members; Rights Thereof.............................................. 20
                           ------------------------------
             Section 3.2   Award and Vesting of Carried Interests...................................... 21
                           --------------------------------------
             Section 3.3   Termination of Employment and Membership Status............................. 23
                           -----------------------------------------------
             Section 3.4   Change of Control........................................................... 25
                           -----------------
             Section 3.5   No Recruitment or Solicitation.............................................. 29
                           ------------------------------
             Section 3.6   Non-Disclosure and Invention Assignment Agreement........................... 29
                           -------------------------------------------------
             Section 3.7   Capital Accounts............................................................ 29
                           ----------------

ARTICLE  4.  DISTRIBUTIONS; WITHHOLDING; VALUATION..................................................... 30
             -------------------------------------
             Section 4.1   Withdrawal of Capital....................................................... 30
                           ---------------------
             Section 4.2   Distributions of Cash Flow.................................................. 30
                           --------------------------
             Section 4.3   Distributions of Capital Proceeds........................................... 30
                           ---------------------------------
             Section 4.4   Additional Distribution Provisions.......................................... 31
                           ----------------------------------
             Section 4.5   Other Distributions......................................................... 34
                           -------------------
             Section 4.6   Withholding................................................................. 34
                           -----------
             Section 4.7   No Restoration by the Managing Member....................................... 35
                           -------------------------------------
             Section 4.8   Valuation................................................................... 35
                           ---------

ARTICLE  5.  MANAGEMENT; PAYMENT OF EXPENSES........................................................... 36
             -------------------------------
             Section 5.1   Description of Managing Member.............................................. 36
                           ------------------------------
             Section 5.2   Management by the Managing Member........................................... 36
                           ---------------------------------
             Section 5.3   Powers of Capital Investment Members........................................ 38
                           ------------------------------------
             Section 5.4   Fees and Expenses........................................................... 39
                           -----------------
             Section 5.5   The Advisory Committee...................................................... 40
                           ----------------------
             Section 5.6   Conflicts of Interest....................................................... 41
                           ---------------------

ARTICLE  6.  OTHER ACTIVITIES OF MEMBERS............................................................... 42
             ---------------------------
             Section 6.1   Commitment of Managing Member............................................... 42
                           -----------------------------
             Section 6.2   Agreements with Portfolio Companies......................................... 42
                           -----------------------------------
             Section 6.3   Obligations and Opportunities for Members................................... 43
                           -----------------------------------------

ARTICLE  7.  ADMISSIONS; ASSIGNMENTS; REMOVAL AND WITHDRAWALS.......................................... 43
             ------------------------------------------------
             Section 7.1   Admission of Additional Managing Member..................................... 43
                           ---------------------------------------
             Section 7.2   Admission of Additional Capital Investment Members; Increase
                           ------------------------------------------------------------
                           in Capital Commitments...................................................... 43
                           ----------------------
             Section 7.3   Admission of Additional Profit Members...................................... 44
                           --------------------------------------
             Section 7.4   Assignment of a Membership Interest......................................... 45
                           -----------------------------------
             Section 7.5   Restrictions on Transfer.................................................... 46
                           ------------------------
             Section 7.6   Removal or Withdrawal of Managing Member.................................... 47
                           ----------------------------------------
             Section 7.7   Withdrawals of Capital Investment Members................................... 48
                           -----------------------------------------

ARTICLE  8.  LIABILITY OF MEMBERS; INDEMNIFICATION..................................................... 49
             -------------------------------------
             Section 8.1   Liability of Members........................................................ 49
                           --------------------
             Section 8.2   Indemnification............................................................. 49
                           ---------------
             Section 8.3   Payment of Expenses......................................................... 50
                           -------------------

ARTICLE  9.  ACCOUNTING FOR THE COMPANY; REPORTS....................................................... 51
             -----------------------------------
             Section  9.1  Accounting for the Company.................................................. 51
                           --------------------------
             Section 9.2   Books and Records........................................................... 51
                           -----------------
             Section 9.3   Reports to Members.......................................................... 51
                           ------------------

ARTICLE  10. DISSOLUTION AND WINDING UP................................................................ 52
             --------------------------

             Section 10.1  Dissolution................................................................. 52
                           -----------
             Section 10.2  Winding Up.................................................................. 53
                           ----------
             Section 10.3  Final Distribution and Allocation........................................... 54
                           ---------------------------------
             Section 10.4  Merger of Company into Another Entity....................................... 55
                           -------------------------------------

ARTICLE  11. DEFINITIONS............................................................................... 55
             -----------

ARTICLE  12. MISCELLANEOUS............................................................................. 62
             -------------
             Section 12.1  Registration of Securities.................................................. 62
                           --------------------------
             Section 12.2  Entire Agreement............................................................ 63
                           ----------------
             Section 12.3  Amendments.................................................................. 63
                           ----------
             Section 12.4  Severability................................................................ 63
                           ------------
             Section 12.5  Notices..................................................................... 64
                           -------
             Section 12.6  Heirs and Assigns; Execution................................................ 64
                           ----------------------------
             Section 12.7  Waiver of Partition......................................................... 64
                           -------------------
             Section 12.8  Power of Attorney........................................................... 64
                           -----------------
             Section 12.9  Headings.................................................................... 65
                           --------
             Section 12.10 Further Actions............................................................. 65
                           ---------------
             Section 12.11 Gender, Etc................................................................. 65
                           ------------
             Section 12.12 Tax Matters Partner......................................................... 65
                           -------------------
             Section 12.13 Certain ERISA Matters....................................................... 65
                           ---------------------
             Section 12.14 Applicable Law.............................................................. 66
                           --------------
             Section 12.15 Counterparts................................................................ 66
                           ------------

                              CMG@VENTURES I, LLC


                      LIMITED LIABILITY COMPANY AGREEMENT



     THIS LIMITED LIABILITY COMPANY AGREEMENT is dated and is effective as of the 18th day of December, 1997 (the "Agreement"), by and among (i) the undersigned Managing Member, CMG@VENTURES, INC., a Delaware corporation whose address is set forth on Exhibit A attached hereto (together with any successor or additional Managing Member who may hereafter be admitted to the Company as a Managing Member and whose name, address, and signature, upon admittance, shall be set forth on Exhibit A, hereinafter referred to as the "Managing Member" and sometimes as a "Capital Member"), and (ii) the undersigned Capital Investment Member, CMG@VENTURES CAPITAL CORP., a Delaware corporation whose address is set forth on Exhibit A attached hereto (together with any successor or additional Capital Investment Member who may hereafter be admitted to the Company as a Capital Investment Member and whose name, address and signature, upon admittance, shall be set forth on Exhibit A, hereinafter referred to as the "Capital Investment Member" and sometimes as a "Capital Member"), and (iii) such individuals as may now or hereafter be admitted to the Company as Profit Members and whose names, addresses, and signatures are set forth on Exhibit A attached hereto (together with any successor or additional Profit Member who may hereafter be admitted to the Company (and whose name, address, and signature, upon admittance, shall be set forth on Exhibit A), hereinafter referred to as the "Profit Members"). The Managing Member and the Capital Investment Member are also sometimes collectively referred to herein as the "Capital Members" and individually as a "Capital Member." The Managing Member and the Capital Investment Member and the Profit Members are sometimes collectively referred to herein as the "Members" and individually as a "Member."


                             W I T N E S S E T H :


     WHEREAS, the parties hereto desire to join together to form a limited liability company known as "CMG@Ventures I, LLC" (the "Company") under and pursuant to the Delaware Limited Liability Company Act, 6 Del C. Section 18.101 et seq., (as amended from time to time, the "Delaware Act");

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1.

                                FORMATION, ETC.
                                ---------------


Section 1.1  Formation.
             ---------

     The undersigned parties hereby acknowledge that the term of the Company shall commence on the date on which a Certificate of Formation is duly filed pursuant to the Delaware Act which date is acknowledged to be October 23, 1997, and shall continue until terminated in accordance with ARTICLE X.


Section 1.2  Filings.
             -------

     The Managing Member shall file the Certificate of Formation and shall file all amendments thereto in the office of the Secretary of State of the State of Delaware and, so long as the Company shall exist as a Delaware limited liability company, shall do all other acts and things requisite for the continuation of the Company as a limited liability company pursuant to the Delaware Act.


Section 1.3  Name; Ownership of Property.
             ---------------------------

     The name of the Company is "CMG@Ventures I, LLC" All business of the Company shall be conducted under such name, and title to all property, real, personal, or mixed, owned by or leased to the Company, shall be held in such name; except that certain Portfolio Securities may be owned by the Managing Member in accordance with the terms and conditions of one or more agreements between the Managing Member and the Company with respect to those Portfolio Securities. The Company's business may also be conducted under any other name or names deemed advisable by the Managing Member including, without limitation, the name "@Ventures." The words "LLC" or "Limited Liability Company" or such other designation as the Managing Member shall deem appropriate shall be included in the name where necessary to comply with the applicable laws of any jurisdiction. The Managing Member shall give prompt notice of any name change to each Member.


Section 1.4  Offices.
             -------

     The principal office of the Managing Member shall be maintained at 100 Brickstone Square, 1st Floor, Andover, Massachusetts 01810, or at such other location or locations as may from time to time be designated by the Managing Member with prompt notice to each Member.

Section 1.5  Duration.
             --------

     The term of the Company's existence shall continue through and terminate on April 13, 2010, subject to earlier or later termination pursuant to the provisions of ARTICLE X hereof. The term of the Company's existence may be extended at the sole discretion of the Managing Member for one or more periods of not less than three nor more than ten years each, depending on the maturity of the Company's Investments and the amount of capital or capital calls remaining to be invested or reinvested and the opportunities for investing or reinvesting such capital or capital calls.


Section 1.6  Registered Agent.
             ----------------

     The Company shall maintain a registered agent and registered office in the State of Delaware. The name and address of the registered agent of the Company in the State of Delaware upon whom process may be served, and the address of the registered office of the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The Managing Member may change the designated registered office or registered agent and upon any such change shall give prompt notice to each Member of any change in the registered office or agent of the Company.


Section 1.7  Purposes; Restructuring of Investments.
             --------------------------------------

     (a) The Company is formed for the following purposes:

         (i) to afford the Members the possibility of realizing income and gains (A) from equity appreciation and other income, principally by means of the Company's purchase, directly or through holding companies ("Holding Companies"), of equity and equity-related securities, notes, debentures, limited partnership interests, limited liability company interests, or other equity or debt instruments or other interests or investments of any nature whatsoever, including, without limitation, notes, debentures, and common or preferred stock, (whether or not convertible or exchangeable), and rights, options and warrants to purchase notes, debentures, and common or preferred stock or other securities or debt instruments, or direct or indirect interests in tangible or intangible assets of any kind whatsoever (all of the foregoing being hereinafter referred to as "Investments" or as "Securities"), in privately or publicly held or solely owned operating or investment businesses or other entities or parts thereof or assets (together with Holding Companies, the "Portfolio Companies") and (B) from the management, ownership, supervision and disposition of such Portfolio Companies;

         (ii) pending utilization or disbursement of funds to purchase securities of Portfolio Companies, to invest such funds in Temporary Investments; and

             (iii) to engage in any activities or transactions necessary or desirable to accomplish the foregoing purposes and to do any other act or thing, in the sole discretion of the Managing Member, incidental or ancillary thereto.


     (b) Except with the approval of seventy-five percent (75%) in interest of the Capital Investment Members and seventy-five percent (75%) in interest of the Profit Members:

             (i) Unless the Managing Member determines it would otherwise be in the best interests of the Company, the Company shall not alter or restructure the Company's Investment in a Portfolio Company during the term of the Company in a manner that the Managing Member determines may (or may not) result in a distribution of cash to the Capital Investment Members or to the Profit Members insufficient to pay any tax which those Capital Investment Members or Profit Members would reasonably be expected to be required to pay as a result of that alteration or restructuring;

             (ii) The Company shall make no Investment in a Portfolio Company unless (A) the assets of the Company (excluding payment for such investment) are sufficient to pay or provide for all debts and liabilities of the Company (including all contingent liabilities but excluding debts and liabilities to which such payment is to be applied as specified in the applicable Call Notice) and (B) to the best of the Managing Member's knowledge, there are no other obligations against or liabilities of the Company which would divert any amount paid by a Capital Investment Member pursuant to the applicable Call Notice with respect to such Investment other than the making of the applicable proposed Investment in the Portfolio Company; and

             (iii) The Company shall not acquire any shares of stock, stock purchase warrants, stock options, limited partnership interests, and/or other Securities if the acquisition and/or holding thereof would require registration of the Company under the Investment Company Act, unless a registration statement relating to the Company (or an exemption from such registration) shall have become effective under the Investment Company Act.


Section 1.8  Qualification in Other Jurisdictions.
             ------------------------------------

     The Managing Member shall cause the Company and/or the Managing Member to be qualified or registered under its own name or the Managing Member's name or under an assumed or fictitious name pursuant to foreign limited company statutes or similar laws in any jurisdiction in which the Company owns property or transacts business if such qualification or registration is necessary in order to protect the limited liability of the Members or to permit the Company lawfully to own property or transact business and shall cause the Company not to transact business in any such jurisdiction until it is so qualified or registered. The Managing Member shall execute, file and publish all such certificates, notices, statements or other instruments necessary or desirable to permit the Company and the Managing Member to conduct business as and through a limited liability company in all jurisdictions where the Company elects to do business and to maintain the limited liability of the Members.


Section 1.9   Fiscal Year.
              -----------

     The fiscal year of the Company (the "Fiscal Year") for financial accounting and for Federal income tax purposes shall end on July 31 of each year.


Section 1.10  Reliance by Third Parties.
              -------------------------

     Persons and entities dealing with the Company are entitled to rely conclusively upon the power and authority of the Managing Member as herein set forth.


                                  ARTICLE 2.

             CAPITAL CONTRIBUTIONS; MEMBERS' ACCOUNTS; ALLOCATIONS
             -----------------------------------------------------

Section 2.1  Capital Commitments.
             -------------------

     Subject to the provisions of Sections 2.9, 2.10 and 2.11, the Capital Members hereby agree to make cash contributions to the capital of the Company up to the total amount of twenty-two million dollars ($22,000,000) and in the proportionate amounts set forth opposite the names of each of the Capital Members on Exhibit A attached hereto for the purpose (and only for the purpose) of funding the Company's Investments in Portfolio Companies. The amount of each such commitment, less any portion of the commitment which is released or reduced pursuant to Sections 2.9, 2.10 or 2.11 and plus any portion assumed pursuant to
Section 2.10, is referred to herein as a "Capital Commitment." Capital Commitments shall not be assets of the Company until capital is contributed, and then only to the extent of the aggregate capital so contributed. On any date when a Capital Investment Member makes a contribution to the capital of the Company, the Managing Member (or Managing Members if there be more than one) shall contribute to the capital of the Company cash in such amount as is sufficient to cause the Managing Member's Capital Contributions to equal 1% of the sum of the Capital Contributions of all of the Capital Members. Except as otherwise required by law or Section 10.3, the Managing Member shall not be obligated to restore or contribute to the capital of the Company, all or any portion of a negative balance in its Capital Account.

     Each Capital Member shall have the option, but not the obligation, to reinvest any Recovered Capital and any Net Realized Capital Gains or other property distributed to such Capital Member, net of any taxes payable with respect thereto, in the Company or in another limited liability company or partnership managed by the Managing Member by notifying the Managing Member in writing of the amount of such additional capital commitment whereupon such capital commitment shall be added to the existing capital commitment (if any) of such Capital Member in the Company or in the other company or partnership.


Section 2.2  Capital Contributions.
             ---------------------

     (a) The aggregate amount of capital contributed by a Capital Investment Member pursuant to its Capital Commitment, less Returns of Capital as defined below, is referred to herein as a "Capital Contribution." The Managing Member shall call for payment of each Capital Investment Member's Capital Commitment only as needed to fund the Company's prospective Investments in Portfolio Companies and for no other purpose. All such calls shall be made in writing to all Capital Investment Members pro rata in proportion to their respective Capital Commitments and shall be made by separate notices (unless waived) ("Call Notices") containing the information set forth in Section 2.2(b). The Managing Member shall use its best efforts to deliver Call Notices (unless waived) to the Capital Investment Members by telex, telecopier, cable or overnight courier not less than thirty (30) days in advance of the date on which the installment payable in response to such notice is due (the "Due Date"), and shall deliver such notice (unless waived) in no event less than ten (10) Business Days before the Due Date. All Capital Contributions shall be paid on or before their Due Date. No Capital Commitment may be called after expiration of the Commitment Period. Any Due Date in respect of which a Call Notice has been delivered may be postponed by the Managing Member one or more times for an aggregate of up to sixty (60) calendar days following the originally scheduled Due Date; provided that if the sixtieth day after such originally scheduled Due Date shall not be a Business Day, then such Due Date may be postponed until the next succeeding Business Day. The Managing Member shall give prompt notice (unless waived) to each Capital Investment Member, by telex, facsimile, telecopier, cable or overnight courier, of any such postponement, whereupon such rescheduled Due Date shall be the Due Date for purposes hereof. To the extent that the information contained in the original Call Notice has materially changed, such notice of postponement shall set forth such changes. All payments of the Capital Investment Members hereunder shall be made to the Company by transfer by wire or otherwise of federal funds or other immediately available funds (or by such other means as the Managing Member may designate or approve) by 11:00 a.m. Eastern time on the relevant Due Date to an account of the Company designated by the Managing Member for such purpose. So far as practicable, Capital Contributions shall be invested by the Managing Member in Temporary Investments pending the purchase of Portfolio Securities. Any amounts paid by a Capital Investment Member pursuant to a Call Notice for an Investment in Portfolio Securities that does not take place within sixty (60) days of the originally scheduled Due Date (or, if the sixtieth day after such Due Date is not a Business Day, the next succeeding Business Day), shall, together with any interest earned thereon, be refunded to such Capital Investment Member (a "Return of Capital") at its request and such Capital Investment Member's Capital Commitment remaining to be called shall be increased by the amount so refunded, excluding such interest.

     (b) Each Call Notice shall state the scheduled Due Date and specify:

         (i)   The aggregate amount of payments to be made on the Due Date;

         (ii) The required payment to be made by the Capital Investment Member to which the Call Notice is delivered;

         (iii) The account to which such payment shall be paid; and

         (iv) The anticipated nature and approximate timing of the Investment in the Portfolio Company and the type and approximate amount of Portfolio Securities to be acquired with such payment.

     Within two Business Days after receiving any Call Notice, any Capital Investment Member may request such additional information from the Managing Member as is reasonably necessary to enable it (with the advice of its counsel) to determine whether the particular investment by the Capital Investment Member is prohibited as described in Section 2.11. Within two (2) Business Days following its receipt of such request, the Managing Member shall make available to such Capital Investment Member any such requested information that is in the possession of, or may be acquired without undue hardship by, the Managing Member.

     (c) With respect to the Company's first acquisition of Portfolio Securities, the Due Date for Capital Contributions shall be the closing date of such acquisition.

     (d) If a Capital Investment Member is excused from making a Capital Contribution pursuant to Section 2.11 or defaults in the payment of a Capital Contribution as contemplated in Section 2.10, the Managing Member shall forthwith deliver a new Call Notice to the remaining Capital Investment Members assessing them their pro rata portion of the amount of such Capital Contribution remaining unpaid, payable on the Due Date of such Capital Contribution, provided, however, that the Managing Member may in its discretion increase its own Capital Contribution to furnish the additional funds to purchase such Portfolio Securities that would have been purchased with such unpaid Capital Contribution, which funds shall be returned to the Managing Member upon payment of the Capital Contributions of the remaining Capital Investment Members to the Company as provided above.


Section 2.3  Capital Accounts.
             ----------------

     (a) A capital account ("Capital Account") shall be established on the books of the Company for each Capital Member in which there shall be recorded each contribution of capital made by or for the account of such Capital Member as of the date such contribution is made. Each Capital Member's Capital Account shall be increased or decreased to reflect Capital Contributions, contributions of Investments in Portfolio Securities held by the Managing Member, Returns of Capital, allocations of Net Operating Profits, Net Operating Losses, Net

Realized Capital Gains and Net Realized Capital Losses and distributions of Cash Flow and Capital Proceeds and Capital, and shall be otherwise adjusted in accordance with Section 1.704-1(b)(2)(iv) of the Treasury Regulations provided that such adjustment does not materially decrease the amount or defer the timing of any distributions, including distributions upon liquidation, that the Capital Members would otherwise be entitled to receive pursuant to this Agreement. No Capital Member shall be required to reimburse the Company for any negative balance in such Capital Member's Capital Account; provided, that each Capital Member shall remain fully liable to make Capital Contributions to the extent of such Capital Member's Capital Commitment, except as such Capital Commitment may be reduced as provided herein.

     (b) In the sole discretion of the Managing Member, the Company may revalue its Investments and other assets and adjust the Members' Capital Accounts in accordance with Section 4.8 and applicable generally accepted accounting principles in connection with (i) a write-off of any Investment, (ii) any acquisition of an interest or increase or decrease in an existing interest or interests in the Company with respect to any new or existing Member, (iii) any distribution by the Company to a Member of more than a de minimis amount of property as consideration for the redemption of an interest in the Company, (iv) the liquidation of the Company, (v) any contribution to the Company of an Investment in a Portfolio Company held by the Managing Member, and (vi) such other circumstances as are approved by the Managing Member and permitted by the Treasury Regulations. All Capital Account adjustments made to reflect revaluations of Investments pursuant to this Section 2.3(b), and all Capital Account adjustments made subsequent thereto, shall comply with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(2)(iv)(g) and 1.704-
1(b)(4)(i), provided that such compliance shall not materially decrease the amount or defer the timing of any distributions, including distributions payable upon liquidation, that the Members would otherwise be entitled to pursuant to this Agreement. Such adjustments shall simulate the manner in which Net Realized Capital Gains or Net Realized Capital Losses, and Net Operating Profits or Net Operating Losses, as the case may be, would be allocated among the Members if the Company's Investments and other assets were then sold for their fair market values and the proceeds of such sales were distributed to the Members pursuant to ARTICLE IV.


Section 2.4  Capital Commitments Not Company Assets.
             --------------------------------------

     At no time shall any portion of a Member's Capital Commitment be held out by the Managing Member to any creditor of the Company or be reflected on any balance sheet as an asset of the Company.


Section 2.5  Net Operating Profits and Net Operating Losses-Allocation.
             ---------------------------------------------------------

     (a) Prior to the allocation of any Net Realized Capital Gains or Net Realized Capital Losses for each Fiscal Year as provided in Section 2.6 below, Net Operating Profits, if any, of the Company for each Fiscal Year shall be allocated to the Members as follows and in the following order of priority as of the end of such Fiscal Year:

          (i) First, so much of such Net Operating Profits for such Fiscal Year as shall not exceed the Managing Member Loss, if any, as of the end of the preceding Fiscal Year shall be allocated to the Managing Member to cover part or all of such Managing Member Loss.

          (ii) Second, so much of any remaining Net Operating Profits for such Fiscal Year as shall not exceed the Capital Member Loss, if any, as of the end of the preceding Fiscal Year shall be allocated to all of the Capital Members in proportion to their Percentages in Interest as set forth in Exhibit A.

          (iii) Third, so much of any remaining Net Operating Profits for such Fiscal Year as shall not exceed the Profit Member Loss, if any, as of the end of the preceding Fiscal Year shall be allocated to the Profit Members as a group to be further allocated pro rata according to such Profit Members' Carried Interests as defined in Section 3.2 hereof and added to their respective Capital Accounts to cover part or all of such Profit Member Loss.

          (iv) Fourth, the balance of any remaining Net Operating Profits, if any, for such Fiscal Year shall be allocated as follows: (A) for Net Operating Profits relating to Investments made on or prior to July 31, 1996 (including Follow-On Investments made after July 31, 1996), twenty-two and one-half percent (22.5%) and for Net Operating Profits relating to Investments made after July 31, 1996, twenty percent (20%) (the "Profit Members Carried Interest Allocation") shall be allocated to the Profit Members as a group to be further allocated pro rata according to such Profit Members' Carried Interests as defined in Section 3.2 hereof and added to their respective Capital Accounts, and (B) a percentage equal to one hundred percent (100%) less the Profit Members Carried Interest Allocation (the "Capital Members' Allocation") shall be allocated to the Capital Members as a group to be further allocated pro rata according to such Capital Members' Percentages in Interest as set forth in Exhibit A, and added to their respective Capital Accounts.

     (b) Prior to the allocation of any Net Realized Capital Gains or Net Realized Capital Losses for each Fiscal Year as provided in Section 2.6 below, Net Operating Losses, if any, of the Company for each Fiscal Year shall be allocated to the Members as follows and in the following order of priority as of the end of such Fiscal Year:

          (i) First, such Net Operating Losses for such Fiscal Year shall be allocated as follows: (A) for Net Operating Losses relating to Investments made on or prior to July 31, 1996 (including Follow-On Investments made after July 31, 1996), twenty-two and one-half percent (22.5%) and for Net Operating Losses relating to Investments made after July 31, 1996, twenty percent (20%) (the "Profit Members' Carried Interest Allocation") of such Net Operating Losses (but not to exceed the Profit Members' positive account balances, if any, existing in their Capital Accounts as of the end of the preceding Fiscal Year) shall be allocated to the Profit Members as a group as a Profit Member Loss to be further allocated according to such Profit Members' respective Carried Interests as defined in Section 3.2 hereof and debited pro rata to their respective Capital Accounts, and (B) a percentage equal to one hundred percent (100.0%) less the Profit Members Carried Interest Allocation (the "Capital Members' Allocation") of such Net Operating Losses (but not to exceed the excess of the Unrecovered Capital of the Capital Members over the Capital Member Loss, if any, as of the end of the preceding Fiscal Year) shall be allocated to all of the Capital Members as a Capital Member Loss in proportion to their respective Percentages in Interest as set forth in Exhibit A and debited to their respective Capital Accounts.

          (ii) Second, the balance of such Net Operating Losses as shall exceed
     (A) the positive account balances, if any, existing in the Profit Members' Capital Accounts as of the end of the preceding Fiscal Year and (B) the excess of the Unrecovered Capital of the Capital Members over the Capital Member Loss, if any, as of the end of the preceding Fiscal Year, shall be allocated to the Managing Member as a Managing Member Loss.


Section 2.6  Capital Gains and Capital Losses with Respect to Portfolio
             -----------------------------------------------------------
             Securities-Allocation.
             ---------------------

     (a) Following the allocation of any Net Operating Profits or Net Operating Losses for each Fiscal Year as provided in Section 2.5 above, Net Realized Capital Gains, if any, of the Company for each Fiscal Year shall be allocated to the Members as follows and in the following order of priority as of the end of such Fiscal Year:

          (i) First, so much of such Net Realized Capital Gains for such Fiscal Year as shall not exceed the Managing Member Loss, if any, as of the end of the preceding Fiscal Year (as increased or decreased by the allocation of any Net Operating Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to the Managing Member to cover part or all of such Managing Member Loss.

          (ii) Second, so much of any remaining Net Realized Capital Gains for such Fiscal Year as shall not exceed the Capital Member Loss, if any, as of the end of the preceding Fiscal Year (as increased or decreased by the allocation of any Net Operating Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to all of the Capital Members in proportion to their Percentages in Interest to cover part or all of such Capital Member Loss.

          (iii) Third, so much of any remaining Net Realized Capital Gains for such Fiscal Year as shall not exceed the Profit Member Loss, if any, as of the end of the preceding Fiscal Year (as increased or decreased by the allocation of any Net Operating

     Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to the Profit Members as a group to be further allocated pro rata according to such Profit Members' Carried Interests as defined in Section
     3.2 hereof and added to their respective Capital Accounts to cover part or all of such Profit Member Loss.

          (iv) Fourth, the balance of such Net Realized Capital Gains, if any, for such Fiscal Year shall be allocated as follows: (A) for Net Realized Capital Gains relating to Investments made on or prior to July 31, 1996 (including Follow-On Investments made after July 31, 1996), twenty-two and one-half percent (22.5%) and for Net Realized Capital Gains relating to Investments made after July 31, 1996, twenty percent (20%) (the "Profit Members Carried Interest Allocation") shall be allocated to the Profit Members as a group to be further allocated pro rata according to such Profit Members' Carried Interests as defined in Section 3.2 hereof and added to their respective Capital Accounts, and (B) a percentage equal to one hundred percent (100.0%) less the Profit Members Carried Interest Allocation (the "Capital Members' Allocation") shall be allocated pro rata to the Capital Members as a group to be further allocated according to such Capital Members' Percentages in Interest as set forth in Exhibit A, and added to their respective Capital Accounts.

     (b) Following the allocation of any Net Operating Profits or Net Operating Losses for each Fiscal Year as provided in Section 2.5 above, Net Realized Capital Losses, if any, of the Company for each Fiscal Year shall be allocated to the Members as follows and in the following order of priority as of the end of such Fiscal Year:

          (i) First, such Net Realized Capital Losses for such Fiscal Year shall be allocated as follows: (A) for Net Realized Capital Losses relating to investments made on or prior to July 31, 1996 (including Follow-On Investments made after July 31, 1996), twenty-two and one-half percent (22.5%) and for Net Realized Capital Losses relating to Investments made after July 31, 1996, twenty percent (20%) (the "Profit Members Carried Interest Allocation") of such Net Realized Capital Losses (but not to exceed the Profit Members' positive account balances, if any, existing in their Capital Accounts as of the end of the preceding Fiscal Year as increased or decreased by the allocation of any Net Operating Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to the Profit Members as a group as a Profit Member Loss to be further allocated according to such Profit Members' respective Carried Interests as defined in Section 3.2 hereof and debited pro rata to their respective Capital Accounts, and (B) a percentage equal to one hundred percent (100.0%) less the Profit Members Carried Interest Allocation (the "Capital Members' Allocation") of such Net Realized Capital Losses (but not to exceed the excess of the Unrecovered Capital of the Capital Members over the Capital Member Loss, if any, as of the end of the preceding Fiscal Year as increased or decreased by the allocation of any Net Operating Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to all of the Capital Members as a Capital Member Loss in proportion to their respective Percentages in Interest as set forth in Exhibit A and debited to their respective Capital Accounts.

          (ii) Second, the balance of such Net Realized Capital Losses as shall exceed (A) the positive account balances, if any, existing in the Profit Members' Capital Accounts as of the end of the preceding Fiscal Year and
     (B) the excess of the Unrecovered Capital of the Capital Members over the Capital Member Loss, if any, as of the end of the preceding Fiscal Year, shall be allocated to the Managing Member as a Managing Member Loss.


Section 2.7  Special Allocation Rules.
             ------------------------

     (a)  Qualified Income Offset.  In the event that any Member unexpectedly
          -----------------------
receives any adjustment, allocation, or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4),(5) or (6) which causes it to have an Adjusted Capital Account Deficit, items of Company income and gain (including gross income) shall, before any other allocations are made pursuant to this
ARTICLE II, be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, such Member's Adjusted Capital Account Deficit as quickly as possible, provided that an allocation pursuant to this Section 2.7 shall be made to a Member only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this ARTICLE II have been tentatively made as if this Section 2.7 were not in this Agreement. This
Section 2.7 is intended to be a "qualified income offset" as defined in Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied consistently therewith.

     (b)  Minimum Gain Chargebacks.  The Managing Member shall make such
          ------------------------
allocations of items of income and gain as are necessary to comply with the "minimum gain chargeback" provisions of Section 1.704-2(f) of the Treasury Regulations or any successor provisions thereto.

     (c)  Member Non-Recourse Deductions.  The Managing Member shall make such
          ------------------------------
allocations of "partner non-recourse deductions" of the Company, as defined in
Section 1.704-2(b)(4) of the Treasury Regulations or any successor provisions thereto, as are necessary to comply with Section 1.704-2(i) of the Treasury Regulations or any successor provisions thereto.

     (d)  Curative Allocations.  The allocations set forth in Sections 2.7(a),
          --------------------
2.7(b) and 2.7(c) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of Section 1.704-1(b) of the Treasury Regulations (and any successor provisions thereto). Notwithstanding any other provision of this
ARTICLE II, the Regulatory Allocations shall be taken into account in allocating other profits, losses and items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other profits, losses and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not been made.

     (e)  Special Fees.  Special Fees shall constitute items of Company
          ------------
operating income.

     (f)  Maintenance Expenses; Organizational and Syndication Expenses.  For
          -------------------------------------------------------------
purposes of this ARTICLE II and the provisions of ARTICLE X dealing with final allocations, all fees and expenses that the Managing Member must pay pursuant to
Section 5.4(a) that are Maintenance Expenses or expenses of organizing and syndicating the Company under Section 709 of the Code and the Treasury Regulations thereunder shall be treated as expenses of the Managing Member and deducted from its Capital Account. For purposes of this ARTICLE II and the provisions of ARTICLE X dealing with final allocations, all allocations with respect to Maintenance Expenses and the expenses of organizing and syndicating the Company shall be made to the Capital Account of the Managing Member. All the forgoing amounts shall be treated as contributions by the Managing Member to the Company for its own Capital Account.

     (g)  Special Allocations.  Notwithstanding the allocation provisions set
          -------------------
forth in Section 2.5 and in Section 2.6, the Company may, with the approval of the Managing Member and with the approval of a Majority in Interest of the Profit Members, make a special allocation of any part or all of any Net Realized Capital Gains to one or more of the Members provided that (i) any special distribution with respect to such special allocation of Net Realized Capital Gains to a Profit Member shall not exceed the amount of such Profit Member's Vested Carried Interest at the time of such special allocation determined for purposes only of this special allocation pursuant to this Section 2.7(g) as if all the Portfolio Company Securities then held by the Company of the kind being sold to produce the Net Realized Capital Gains were valued at Fair Market Value determined as provided in Section 4.8 on the date of such special allocation and further provided that (ii) such special allocation (and any related special distribution) shall be carried on the books of the Company as a special allocation (and as a related special distribution) with respect to the Capital Account of each Member receiving such special allocation which shall (except for the calculation of the special allocation (and any related special distribution) set forth herein) eventually comply with and be in accordance with (A) the formula for allocating Net Realized Capital Gains as set forth in Sections 2.5 and 2.6 above, and (B) the terms and conditions with respect to the allocation, vesting and distribution of Net Realized Capital Gains in excess of Unrecovered Capital as set forth in Section 2.5 and Section 2.6 above and in ARTICLE III and in ARTICLE IV hereof. Likewise, upon the approval and at the direction of a Majority in Interest of the Profit Members, the Company shall sell Marketable Securities held by the Company to the extent of the Profit Members' Vested and Unvested Carried Interests therein, determined for purposes only of this special allocation pursuant to this Section 2.7(g) as if all the Portfolio Company Securities then held by the Company of the kind being sold to produce the Net Realized Capital Gains were valued at Fair Market Value determined as provided in Section 4.8 on the date of such special allocation, and with the Net Realized Capital Gains resulting from any such sale to be specially allocated to the accounts of certain Profit Members (and invested as determined by a Majority in Interest of the Profit Members) pending distribution upon vesting as provided herein, provided that any such special allocation shall be carried on the books of the Company as a special allocation with respect to the Capital Account of each Member receiving such special allocation which shall (except for the calculation of the special allocation set forth herein) eventually comply with and be in accordance with (A) the formula for allocating Net Realized Capital Gains as set forth in Sections 2.5 and 2.6 above, and (B) the terms and conditions with respect to the allocation, vesting and distribution of Net Realized Capital Gains in excess of Unrecovered Capital as set forth in Section 2.5 and Section
2.6 above and in ARTICLE III and in ARTICLE IV hereof. Notwithstanding the forgoing, at the time of termination and liquidation of the Company as provided herein all allocations of Net Realized Capital Gains during the entire term of the Company must comply with the formula set forth in Section 2.5 and in Section
2.6 above.


Section 2.8  Tax Allocations; Income Tax Elections.
             -------------------------------------

     (a) For federal, state and local income tax purposes, the income, gains, losses and deductions of the Company shall, for each taxable period, be allocated among the Members in the same manner and in the same proportion that such items have been allocated to the Members as provided in this ARTICLE II; provided, that (i) any adjustments made pursuant to Section 743 or 734 of the Code shall be taken into account and (ii) items of income, gain, loss and deduction with respect to Company property reflected in the Capital Members' Capital Accounts and on the books of the Company at a value that differs from the Company's adjusted tax basis in such property shall be allocated, solely for tax purposes, among the Capital Members so as to take account of that difference in value in accordance with Code Section 704(c) and Treasury Regulations Sections 1.704-1(b)(2)(iv)(f) and 1.704-1(b)(4)(i).

     (b) Upon the written request of any Capital Investment Member that an election provided for in Section 754 of the Code be made, the Managing Member shall promptly give notice to all the other Capital Investment Members of such request. Unless the Managing Member has received written objections to the making of such election from a Majority in Interest of the Capital Investment Members within thirty (30) days of such notice, it shall, if then permitted by applicable law, make such election. All costs and expenses incurred by the Company in connection with the making of such an election shall be borne by the Capital Investment Member requesting the same or, if more than one Capital Investment Member shall have made such request, by each requesting Capital Investment Member in the proportion which its Capital Commitment bears to the Capital Commitments of all Capital Investment Members making such request.


Section 2.9  Modification of Capital Commitments.
             -----------------------------------

     Capital Commitments shall be subject to modification only as follows:

     (a) If, in the opinion of counsel reasonably satisfactory to the Managing Member, there have occurred changes in laws or regulations after the date hereof that are likely materially and adversely to affect the Company's ability to achieve its investment objectives as set forth in Section 1.7 or otherwise to operate in substantially the manner as contemplated herein, the Managing Member (with the approval of the Advisory Committee) or two-thirds in interest of the Capital Investment Members may shorten or cause an early termination of the Commitment Period.

     (b) Capital Commitments may be increased in accordance with Sections 7.2 and 2.10(c) and decreased in accordance with Sections 2.11(b) and 2.11(c) without penalty pursuant to this Section 2.9 or any other provision of this Agreement.


Section 2.10  Default in Capital Commitment.
              -----------------------------

     Except as provided in Section 2.9, if a Capital Investment Member fails to fund its Capital Commitment as required under Section 2.1 on the Due Date and such failure continues for seven (7) Business Days after receipt of written notice of such failure from the Managing Member (or for such longer period (not to exceed twenty (20) Business Days) as the Managing Member may in its sole discretion permit under extraordinary circumstances), then such Capital Investment Member which failed to make payment within such seven (7) Business Days, as the case may be, after receipt of such notice or assessment (in each case, the "Date of Default") shall be a "Defaulting Capital Investment Member," and the following provisions of this Section 2.10 shall apply:

     (a)  25% Forfeiture.  As of the Date of Default, the Defaulting Capital
          --------------
Investment Member shall forfeit 25% of such Member's Capital Account balance, if positive (the "Forfeiture Amount"). The Forfeiture Amount shall be reallocated among all Non-Defaulting Capital Investment Members as follows: any Non-Defaulting Capital Investment Member who purchases a portion of the Defaulting Capital Investment Member's remaining interest in accordance with Section 2.10(b) shall be allocated that percentage of the Forfeiture Amount equal to the percentage of the Defaulting Capital Investment Member's interest so purchased. The balance of the Forfeiture Amount, if any, shall be allocated among all Non-Defaulting Capital Investment Members in proportion to their respective Percentages in Interest as set forth in Exhibit A, determined without inclusion of any Defaulting Capital Investment Member's Capital Contribution and without giving effect to any purchase under Section 2.10(b). Any such adjustments shall not affect tax allocations that had previously been made in accordance with
Section 2.8.

     (b)  75% Sale.  The Managing Member will give prompt written notice of such
          --------
default to all Non-Defaulting Capital Investment Members, each of whom will then have thirty (30) days after receipt of such notice (which notice shall specify the purchase price of the Defaulting Capital Investment Member's remaining interest in the Company, as reduced in accordance with Section 2.10(a) above), within which to elect to purchase that percentage of such reduced interest equal to the purchasing Capital Investment Member's Percentage in Interest (determined without inclusion of any Defaulting Capital Investment Member's Capital Contribution). The aggregate purchase price of the Defaulting Capital Investment Member's interest in the Company shall be equal to the Defaulting Capital Investment Member's Capital Account (after forfeiture in accordance with
Section 2.10(a)) plus (minus) the net unrealized capital gains (losses) allocable to the Defaulting Capital Investment Member's Capital Account (as so reduced) on the last day of the quarter of the Fiscal Year in which the default occurs. For purposes of this Section 2.10(b) only, net unrealized capital gains shall be equal to eighty percent (80%) of the excess of the Fair Market Value of Portfolio Securities over the book value of such securities, and net unrealized capital losses shall be equal to the excess of the book value of Portfolio Securities over the Fair Market Value thereof, in each case disregarding any adjustment under Section 734 or 743 of the Code. All purchases pursuant to this
Section 2.10(b) shall be made within thirty (30) days after notice from the Non-Defaulting Capital Investment Members of their election to purchase and shall be made in cash paid to the Defaulting Capital Investment Member. If fewer than all Non-Defaulting Capital Investment Members so elect, the Managing Member shall reoffer to each Non-Defaulting Capital Investment Member that did so elect the option of electing further to increase the portion of the interest of the Defaulting Capital Investment Member purchased by it in an amount equal to the total of the Defaulting Capital Investment Member's interest not so purchased multiplied by a fraction, the numerator of which is the amount which such Non-Defaulting Capital Investment Member elected to purchase and the denominator of which is equal to the aggregate amount which all Non-Defaulting Capital Investment Members elected to purchase. If after applying the foregoing procedure any portion of the Defaulting Capital Investment Member's interest remains unsold, the Managing Member shall reoffer each electing Non-Defaulting Capital Investment Member the option of electing further to increase the portion of the interest of the Defaulting Capital Investment Member which it purchases in an amount determined equitably by the Managing Member.

     (c)  Adjustment of Capital Accounts and Commitments.  The Defaulting
          ----------------------------------------------
Capital Investment Member's Capital Account shall be decreased by 25% to reflect the forfeiture pursuant to Section 2.10(a). In addition, to reflect purchases of a Defaulting Capital Investment Member's interest pursuant to Section 2.10(b), the Capital Account of the Defaulting Capital Investment Member shall be decreased by the percentage of the Defaulting Capital Investment Member's interest being purchased (calculated after the forfeiture pursuant to Section 2.10(a)), and the Capital Account and Percentage of Contributed Capital of each purchasing Capital Investment Member shall correspondingly be increased. Each Member who purchases a portion of a Defaulting Capital Investment Member's interest under Section 2.10(b) shall by virtue of such action assume liability for that percentage of the Defaulting Capital Investment Member's unpaid Capital Commitment equal to the percentage of the interest so purchased, and shall have its Percentage in Interest as set forth in Exhibit A correspondingly increased.

     (d)  Loss of Voting Rights, Etc.  To the extent that the Non-Defaulting
          ---------------------------
Capital Investment Members do not purchase the entire interest of the Defaulting Capital Investment Member, the Defaulting Capital Investment Member shall remain a Capital Investment Member and shall not be released from that portion of such Capital Investment Member's unfunded Capital Commitment which is not assumed by Non-Defaulting Capital Investment Members upon purchase of the Defaulting Capital Investment Member's interest as provided in this Section 2.10; such Defaulting Capital Investment Member shall not be entitled to make further Capital Contributions to the Company except as requested and called in the discretion of the Managing Member. All subsequent allocations to such Defaulting Capital Investment Member in accordance with ARTICLE IV shall be made on the basis of the Defaulting Capital Investment Member's Percentage of Contributed Capital following the reduction thereof in accordance with Sections 2.10(a) and (b). Whenever the vote, consent or decision of the Members is required or permitted pursuant to this Agreement, no Defaulting Capital Investment Member shall be entitled to participate in such vote (except for a vote pursuant to Section 17-801(3) of the Delaware Act), to offer or withhold its consent or to make such decision, and such vote, consent or decision shall be made as if such Defaulting Capital Investment Member were not a Member. Any such vote, consent or decision shall be binding upon such Defaulting Capital Investment Member.

     (e)  Applications of Reductions.  All reductions in the Capital Account of
          --------------------------
a Defaulting Capital Investment Member pursuant to this Section 2.10 shall be applied equally to Capital Contributions and amounts allocated to such Capital Account but not yet distributed.


Section 2.11  Continuing Participation.
              ------------------------

     (a) The Managing Member may excuse any Capital Investment Member from continuing participation in an Investment in a Portfolio Company (such Capital Investment Member shall be an "Excused Member" with respect thereto and such Investment shall be an "Excused Investment") if the Managing Member determines that there is a substantial likelihood that such Capital Investment Member's continuing indirect Investment in such Portfolio Company might have a Material Adverse Effect (as defined in Section 2.11(d) below) on the Company or the Portfolio Company and the Managing Member shall have given 10 days' advance written notice to any such Capital Member specifying its reason for availing itself of the provisions of this Section 2.11(a) and shall have delivered to such Capital Investment Member an opinion of counsel to such effect. Such Capital Investment Member shall become an Excused Member with respect to such Excused Investment as soon as practicable. The Managing Member shall take commercially reasonable steps to cause the portion of the Excused Investment that would have been allocated to the Excused Member promptly to be sold by the Company for a cash price equivalent to the Fair Market Value of such portion of the Excused Investment, taking into account the factors set forth in Section 4.8(c). The proceeds of such sale shall be paid over to such Excused Member. All costs and expenses of the Company in respect of the determinations and other matters referred to in this Section 2.11 shall be allocated to the Capital Account of the Excused Member.

     (b) If at any time the Managing Member determines in good faith that there is a substantial likelihood that the continuing participation in the Company by any Capital Investment Member might have a Material Adverse Effect on the Company, such Capital Investment Member will, at the request of the Managing Member, use its best efforts to dispose of its entire interest in the Company (or such portion of its interest in the Company that is sufficient to prevent or remedy such Material Adverse Effect) to any person at a price acceptable to such Capital Investment Member, in a transaction which complies with Section 7.3. If such Capital Investment Member has not disposed of such of its interest as is sufficient to prevent or remedy such Material Adverse Effect within ninety (90) days of the Managing Member having notified such Capital Investment Member of the determination set forth in the preceding sentence (or within such fewer number of days as the Managing Member may determine, as supported by an opinion of counsel, is necessary to avoid a Material Adverse Effect), then the Managing Member shall have the right, upon at least 15 days' prior written notice to such Capital Investment Member, to take, in its sole discretion any or all of the following actions to prevent or remedy such Material Adverse Effect:

          (i) prohibit such Capital Investment Member from making a Capital Contribution with respect to any and all future investments in Portfolio Companies and reduce its unused Capital Commitment to any amount (greater than or equal to zero);

          (ii) offer to any person, including each other Member, the opportunity to purchase all or a portion of such Capital Investment Member's interest in the Company at its Fair Market Value (provided that if the Managing Member itself purchases such interest, the purchase price shall be determined by an appraiser mutually acceptable to such Capital Investment Member and the Managing Member, the cost of such appraiser to be divided equally between the Managing Member and such Capital Investment Member); or

          (iii) liquidate all or any portion of such Capital Investment
     Member's interest, taking into account the factors set forth in Section 4.8 and making adjustments to the Capital Investment Members' Capital Account balances in accordance with Section 2.3(b), in the Company or make, subject to Section 4.4(b)(iii), a special distribution in respect of such interest to such Capital Investment Member where, with respect to such distribution, the Managing Member (x) shall reduce the Capital Account of such Capital Investment Member by the amount of the distribution, provided that in no event shall such Capital Investment Member's Capital Account (as it would exist upon the deemed sale of all Company assets) be reduced to an amount which is less than zero and (y) may choose to distribute cash, cash equivalents and securities or any combination of the foregoing, in an amount (or having a value) equal to the Fair Market Value of such interest.

     (c) Any Capital Investment Member shall be excused from continuing participation in the Company or participation in future investments of the Company if the following conditions are met:

          (i) such Capital Investment Member reasonably determines in good faith that its continuing investment in the Company or participation in future investments of the Company would have a Material Adverse Effect on such Capital Investment Member;

          (ii) such Capital Investment Member shall have given the Managing Member twenty (20) days' advance written notice of its intention to avail itself of the provisions of this Section 2.11(c); and

          (iii) within ten (10) days of the giving of notice pursuant to subparagraph (ii) above, such Capital Investment Member shall have delivered to the Managing Member an opinion of counsel reasonably satisfactory to the Managing Member to the effect that its continuing participation in the Company or participation in future investments of the Company would result in a Material Adverse Effect on such Capital Investment Member.

     If the foregoing conditions are met, the Managing Member shall cause the Capital Investment Member's interest in the Company to be sold by the Company in accordance with Section 2.11(b)(ii) and to dispose of any portion thereof remaining unsold in accordance with Section 2.11(b)(iii), or, at the option of such Capital Investment Member, excuse such Capital Investment Member from participation in any future investments of the Company. All costs and expenses of the Company in respect of the determinations and other matters referred to in this Section 2.11(c) shall be allocated to the Capital Account of the Capital Investment Member excused from the Company.

     (d) A contribution or investment or a purchase of all or any portion of an interest in the Company by any Capital Investment Member shall have a "Material Adverse Effect" if such contribution, investment or purchase is substantially likely, when taken by itself or together with the contributions, investments or purchases by any other Capital Investment Members, (i) to result in a violation of a statute, rule or regulation of a federal, state or foreign governmental authority which might have a material adverse effect on a Portfolio Company, the Company or any Member, as the case may be (including that a Capital Member classified as a tax-exempt organization pursuant to Section 501(c)(3) of the Code will lose its status as such), (ii) to subject a Portfolio Company, the Company or any Member, as the case may be, to any material tax or governmental charge (not including any loss or deferral of an interest deduction pursuant to Section 163(j) of the Code, as enacted by the Omnibus Budget Reconciliation Act of 1989, or any successor provisions thereto), or to any material filing or regulatory requirement (including the Investment Company Act) to which it would not otherwise be subject or materially increase such filing or requirement beyond what it would otherwise have been, or (iii) to result in any securities or other assets owned by the Company being deemed to be "plan assets" under ERISA. In addition, a Material Adverse Effect on such Capital Investment Member shall exist if any governmental authority or official having jurisdiction over the subject matter with respect to such Capital Investment Member has taken the position that contributions, investments, or participation in partnerships or limited liability companies similar to the Company would cause such Capital Investment Member to violate laws, regulations or judicial interpretations of the same to which it is subject.


Section 2.12  Consent to Remedies.
              -------------------

     Each of the Members hereby consents to the application to it of the remedies provided in Sections 2.9, 2.10 and 2.11 in recognition of the risk and speculative damages its default or failure to pay its capital commitment would cause the other Members and further agrees that no right, power or remedy available to the Managing Member in
Section 2.9, 2.10 or 2.11 shall be exclusive and that each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy available at law or in equity. No course of dealing between the Managing Member and any Defaulting Capital Investment Member, and no delay in exercising any right, power or remedy shall operate as a waiver or otherwise prejudice the exercise of such right, power or remedy.


Section 2.13  In Kind Distributions.
              ---------------------

     For purposes of allocating Net Realized Capital Gains and Net Realized Capital Losses and in maintaining Capital Accounts hereunder, all unrealized gain or loss on any property distributed in kind shall be deemed realized as gain or loss from the sale or exchange of such property and allocated as provided in this ARTICLE II as of the date of distribution.


Section 2.14  In Kind Contributions; Managing Member Investments.
              --------------------------------------------------

     For purposes of allocating invested capital and maintaining Capital Accounts hereunder, in the event that the Managing Member holds an Investment in Portfolio Securities after such Investment is made and then transfers such Investment in whole or in part to the Company, the total amount of such Investment shall be recorded on the books of the Company as a Capital Contribution for the respective accounts of the Capital Members which made such original Investment as if such Investment had been originally held by the Company. Any gain with respect to such Investment between the time of the Investment and the time of the transfer shall be treated as a realized gain or a realized loss from the sale or exchange of such property and allocated to the Capital Accounts of the Capital Members and to the Capital Accounts of the Profit Members (to the extent that such gain exceeds the total amount of the Investment) as of the date of transfer in accordance with this ARTICLE II, as if the Investment had been originally held by the Company. Any loss with respect to such Investment between the time of the Investment and the time of the transfer shall belong entirely to the Capital Members. Any loss with respect to such Investment which is not transferred to the Company shall belong entirely to the Capital Members; provided, however, that any Net Realized Capital Loss with respect to any such Investment shall be taken into account for all purposes of this Agreement as if the Investment had been made by the Company and not by the Managing Member.


                                  ARTICLE  3.

                                PROFIT MEMBERS
                                --------------


Section 3.1   Profit Members; Rights Thereof.
              ------------------------------

     Listed on Exhibit A hereto are the names and addresses of those persons (the "Profit Members") who have been admitted to the Company in the sole discretion of the Managing Member as Profit Members and not as Capital Members and who shall have a right (i) to participate in the Profit Members Carried Interest Allocation in accordance with the terms and conditions of this Limited Liability Company Agreement to the extent of their respective Carried Interests as hereinafter defined, and (ii) to participate in distributions with respect to the Profit Members Carried Interest Allocation to the extent of their respective Vested Units as hereinafter defined.


Section 3.2   Award and Vesting of Carried Interests.
              --------------------------------------

     (a) Each Profit Member shall be awarded participation units ("Units") by the Managing Member in the Profit Members Carried Interest Allocation in such amounts as the Managing Member may determine in its sole discretion (except as provided herein) and set forth in the appropriate table in Exhibit A with respect to each Investment made by the Company as described in Exhibit A. Units awarded to each Profit Member shall entitle such Member to a percentage (the "Carried Interest") of the Net Operating Profits and Net Operating Losses and Net Realized Capital Gains and Net Realized Capital Losses of the Company allocated to the Profit Members as determined pursuant to the provisions of this Agreement. Units awarded to each Profit Member hereunder shall vest with respect to that particular Profit Member (the "Vested Units") in forty (40) quarter-annual cumulative consecutive installments of three and three quarters percent (3.75%) each for the first five (5) years (the first twenty (20) installments) and one and one quarter percent (1.25%) each for the second five years (the next twenty (20) additional installments) with the first four installments vesting on the first anniversary of the date of hire of each respective Profit Member (which date of hire shall be set forth with respect to each respective Profit Member in Exhibit A) and with each subsequent installment vesting in arrears at the end of each consecutive quarter-annual period following the first anniversary of each respective Profit Member's date of hire and with all such Units to have vested by the tenth anniversary of such date of hire provided that on each such vesting date each such Profit Member must then be a full-time employee of the Company and must be in compliance with, and not in default of, all of his or her obligations hereunder in order for such vesting to occur. Units awarded to each Profit Member hereunder which have not yet vested shall be referred to herein as Unvested Units (the "Unvested Units") with respect to that particular Profit Member.

     (b) The Carried Interest of each Profit Member (including Former Profit Members to the extent that they have not forfeited their Vested Units as hereinafter provided) with respect to the allocation of Net Operating Profits and Net Operating Losses or Net Realized Capital Gains and Net Realized Capital Losses of the Company as determined pursuant to the provisions of this Agreement shall be determined at any time or from time to time for each Investment by dividing the number of Units owned by that particular Profit Member by the total number of Units owned by all Profit Members (including Former Profit Members to the extent that they have not forfeited their Units as hereinafter provided) and then multiplying the result by the

Profit Members' Carried Interest Allocation for that particular Investment expressed as a decimal.

     (c) That portion of the Profit Members Carried Interest Allocation with respect to Net Operating Profits and Net Operating Losses and Net Realized Capital Gains and Net Realized Capital Losses of the Company which is allocable to Unvested Units which have not been forfeited shall be added to the Capital Account maintained by the Company for each respective Profit Member but shall be held in suspense pending vesting of the Unvested Units for each respective Profit Member and shall not be distributed to such Profit Member except to the extent that such Unvested Units, with respect to which such portion of the Net Operating Profits and Net Operating Losses and Net Realized Capital Gains and Net Realized Capital Losses of the Company are being held in suspense, have vested. As of any distribution date, each Profit Member shall therefore be entitled to receive (subject to the terms and conditions of this Agreement) distributions from his or her Capital Account only to the extent of (i) his or her vested percentage (determined by dividing his or her Vested Units as of the distribution date by the total of his or her Vested and Unvested Units as of such date) of all amounts allocated to such Capital Account up to the distribution date less (ii) any prior distributions. Any Profit Member whose membership relationship with the Company is terminated as provided in Section
3.3 below (a "Former Profit Member"), shall forfeit all of his or her Units to the extent that such Units are unvested at the time of termination and shall forfeit that portion of his or her Capital Account, if any, which is at that time held in suspense pending vesting of such Unvested Units but shall retain that portion of his or her Capital Account, if any, which is at that time held with respect to Vested Units. Such Profit Member shall become a Former Profit Member and shall retain his or her Vested Units for the purpose of continuing to participate in the Profit Members Carried Interest Allocation subject to the terms and conditions of this Limited Liability Company Agreement. A Profit Member whose membership relationship with the Company is terminated for Cause as hereinafter defined, shall immediately forfeit all of his or her Vested and Unvested Units and shall forfeit that portion of his or her Capital Account, if any, which is at that time held in suspense pending vesting of such Unvested Units, but shall retain that portion of his or her Capital Account, if any, which is at that time held with respect to Vested Units.

     (d) No portion of the Profit Members Carried Interest Allocation with respect to Net Operating Profits and Net Operating Losses and Net Realized Capital Gains and Net Realized Capital Losses of the Company shall be allocated to Vested or Unvested Units which have been forfeited as hereinafter provided, but any such previously allocated portion (to the extent not previously distributed) shall be reallocated pro rata among the Vested and Unvested Units then belonging to the Profit Members and among the Vested Units then belonging to the Former Profit Members.

     (e) Any Units belonging to any Former Profit Member must only be Units which were Vested Units belonging to such Former Profit Member at the time of his or her termination. No Units shall vest whatsoever in a Profit Member after his or her membership relationship with the Company has terminated for any reason whatsoever.

     (f) Additional Units may be awarded from time to time by the Managing Member to one or more Profit Members and to one or more additional Profit Members but only with the approval of a Majority in Interest of the Profit Members. Furthermore, the Managing Member may reallocate Units (both vested and unvested) among the Profit Members but only with the approval of a Majority in Interest of the Profit Members provided that no Profit Member shall give up any Units (either vested or unvested) without his or her consent, except as herein provided with respect to termination). The Managing Member may accelerate the vesting of any Units for any one or more of the Profit Members or by fulfillment of such conditions as the Managing Member shall approve or otherwise, but only with the approval of a Majority in Interest of the Profit Members. The Managing Member may also attach conditions or restrictions to the award or vesting of Units with respect to any Profit Member but only with the approval of a Majority in Interest of the Profit Members.

     (g)      Special Allocations. Notwithstanding the foregoing, the Company
              -------------------
may make a special allocation of any part or all of any Net Realized Capital Gains to one or more of the Members as provided in Section 2.7(g) above.

     (h)      Discontinuance of Fund Activities; Vesting. Upon the
              ------------------------------------------
discontinuance of the activities of the Company, or the discontinuance by the Parent or any of its affiliates, of activities related to the funding of additional companies after the Company has been fully invested, and with the approval of a majority of all the Directors of the Managing Member and the approval of a Majority in Interest of the Profit Members, the Unvested Units belonging to the Profit Members shall all become Vested Units, provided, however, that the provisions of Sections 3.2(e) and 3.3 shall nonetheless control in the case of Former Profit Members.


Section 3.3   Termination of Employment and Membership Status.
              -----------------------------------------------

     (a) In the event of termination of a Profit Member's employment and membership relationship with the Company (i) by the Profit Member voluntarily, or (ii) by the Managing Member with the concurrence of a Majority in Interest of the Profit Members but otherwise in its sole discretion for any reason or for no reason except for Cause as hereinafter defined, or (iii) by the death of the Profit Member, or (iv) by the Managing Member on account of the continuous disability of the Profit Member for a period of more than three (3) months (provided that the Managing Member determines in its sole discretion that such Profit Member cannot continue to fulfill his or her executive responsibilities to the Company on account of such disability and gives such Profit Member at least thirty (30) days notice of such determination), then in each such case such Profit Member's employment relationship with the Company and status as a Profit Member shall terminate forthwith and said Profit Member shall become a Former Profit Member and shall retain his or her Vested Units for purposes of determining his or her Vested Carried Interest at any time and from time to time with respect to the Profit Members Carried Interest Allocation, but said Former Profit Member shall forfeit all of his or her Units to the extent not vested at the time of termination. In the event of termination of the Profit Member's employment relationship and membership relationship with the Company by the Managing Member in its sole discretion for Cause as hereinafter defined, then such Profit Member's employment relationship with the Company and status as a Profit Member shall terminate forthwith and said Profit Member shall not become a Former Profit Member but rather shall forfeit all of his or her Units both vested and unvested and shall forfeit in its entirety such Profit Member's Vested Carried Interest and any and all other interests he or she may have in the Company or in any Capital Account held for the benefit of such Profit Member pursuant hereto except that said Profit Member shall retain that portion of his or her Capital Account, if any, which is at that time held with respect to Vested Units and shall also retain the right to participate to the extent of his or her Vested Units at the time of his or her termination in the Profit Members Carried Interest Allocation but only to the extent of any Net Realized Capital Gains with respect to Portfolio Company Securities owned by the Company at the time of his or her Termination for Cause. The status of a Former Profit Member and his or her relationship as such with the Company may also be terminated by the Managing Member in its sole discretion at any time for Cause as hereinafter defined, in which event the Former Profit Member shall immediately forfeit all of his or her Vested Units and shall forfeit in its entirety such Former Profit Member's Vested Carried Interest and any and all other interests he or she may have in the Company or in any Capital Account held for the benefit of such Former Profit Member pursuant hereto except that said Profit Member shall retain that portion of his or her Capital Account, if any, which is at that time held with respect to Vested Units. The names and addresses of all Former Profit Members shall be listed on Exhibit A, together with their respective Vested Units. Said Former Profit Members shall be considered to be Profit Members for purposes of determining the allocation of net operating profits, net operating losses, capital gains and capital losses pursuant to Sections 2.5 and 2.6 and for no other purposes.

     (b)      Cause.
              -----

     For purposes of this Agreement, termination of a Profit Member's employment relationship with the Company and status as a Profit Member or status as a Former Profit Member for Cause shall be determined in each instance in the sole discretion of the Board of Directors of the Managing Member and shall mean:

              (i) conviction for, or plea of nolo contendere to, (A) a felony, whether or not business related, which may injure the business or reputation of the Company, the Managing Member or an Affiliate of either of them, or (B) a crime of moral turpitude;

              (ii) theft or embezzlement of assets of the Company, the Managing Member or an Affiliate of either of them;

              (iii) a material breach of any agreement between the Profit Member and the Company, the Managing Member or an Affiliate of either of them including, without limitation, any violation of the non-competition covenant hereinafter set forth in Section 3.5 (the "Non-Competition Covenant");

              (iv) the willful and continued failure by the Profit Member to substantially perform his or her duties (other than as a result of incapacity due to physical or mental illness);

              (v) gross neglect of duties or responsibilities as an employee of the Company or as a Member, or dishonesty or incompetence, or willful misconduct, which in any case seriously and adversely affects the business of the Company or of the Managing Member or of an Affiliate of either of them but only if there has been a good faith determination by the Board of Directors of the Managing Member that such neglect or misconduct or dishonesty or incompetence has occurred.


     Termination for Cause can only be effected by the Board of Directors of the Managing Member by notice to the Member being terminated, which notice must be given within five (5) days following a hearing before the Board at which such Member will have an opportunity to answer the charges constituting Cause. The hearing before the Board can be held only after at least twenty (20) days' written notice to such Member (unless such Member agrees to a shorter period) of the date and time of the hearing and the nature of the charges constituting Cause. At the time of a notice of the hearing or any time thereafter but prior to the Board's decision following the hearing, the Board may immediately relieve such Member of his or her duties and responsibilities hereunder pending its decision.


Section 3.4   Change of Control.
              -----------------

     (a) Upon a Change of Control, as hereinafter defined, the Company shall repurchase all, and not less than all, of the Units of each of the Profit Members and each of the Former Profit Members, at the individual election (an "Initial Election") of each Profit Member and each Former Profit Member (such election to be exercised within two (2) months of the date of the Change of Control) for an aggregate purchase price per Unit (the "Change of Control Repurchase Price per Unit") equal to twenty-two and one-half percent (22.5%) of the fair market value of the assets of the Company (determined as if the Company were a publicly traded entity) in excess of the Capital Members' Unrecovered Capital (as calculated in accordance with Section 3.4(b), the "Fair Market Value of the Company"), divided by the total number of Units (both vested and unvested) owned by the Profit Members and Former Profit Members at the time of the Change of Control.

     (b) For purposes of determining the Change of Control Repurchase Price per Unit, the Fair Market Value of the Company (determined as if the Company were a publicly traded entity) shall be determined by an independent firm of investment bankers of national reputation (the "Appraiser"), the selection of which by either the Profit Members or the Managing Member is acceptable to both
(i) a majority of all the members of the Board of Directors of the Managing Member and (ii) a Majority in Interest of the Profit Members. The Appraiser must be selected within one (1) month of the date of the Change of Control. If a majority of all the members of the Board of Directors of the Managing Member and a Majority in Interest of the Profit

Members fail to select an Appraiser, then each shall select an independent firm of investment bankers of national reputation and those two firms shall select an Appraiser in no case more than two (2) months following the date of the Change of Control. The Fair Market Value of the Company shall be (i) the fair market value of the Company determined by the Appraiser as if the Company were a publicly traded entity at the time of the Change of Control (ii) less the Capital Members' Unrecovered Capital. In determining the Fair Market Value of the Company as if it were a publicly traded entity, the Appraiser shall give primary and substantial weight as a relevant frame of reference to the fair market value of the Company determined in accordance with the following methodology:

          (i) The Appraiser shall first determine the consideration or value belonging or accruing to all the stockholders of the Parent as the ultimate owners of both (A) 100% of the Unrecovered Capital and the appropriate Capital Members' Allocation of the profits of the Company and (B) all the other assets of the Parent, at the time of the Change of Control, which consideration or value shall be deemed to be equal to the Common Stock Price, as hereinafter defined, multiplied by the number of shares of Common Stock of the Parent outstanding at the time of the Change of Control determined after giving effect to (X) the conversion of all convertible securities of the Parent and (Y) the exercise of all options, whether or not exercisable, outstanding at such time.

          (ii)  The Appraiser shall then deduct from that consideration or value
     (A) all cash, cash equivalents and the amount of any invested cash held directly or indirectly by the Parent (including, without limitation, all Unrecovered Capital of the Company as appearing on the books of the Company) and (B) the fair market value of the Parent's other core businesses (excluding the Company and its Investments, Portfolio Companies and other activities) comprised of companies, tangible assets and operating divisions to the extent owned by the Parent (determined as if these other core businesses were, in the aggregate, a separate publicly traded entity), the fair market value of which shall also be determined by the Appraiser as of the time of the Change of Control. The purpose of this calculation is to determine the value of the Company considered as if it were a publicly traded entity at the time of the Change of Control by determining that portion of the value of the Parent as measured by the Common Stock Price (less cash, cash equivalents and the amount of any invested cash including the Unrecovered Capital of the Company and the appraised value of the Parent's interest in other core businesses) which reflects the value of all the Company's Internet-related Investments, Portfolio Companies and activities which have been invested in by the Company determined as if the Company were a publicly traded entity owned by the stockholders of the Parent immediately prior to the time of the Change of Control with the remainder of the value of the Parent as measured by the Common Stock Price reflecting the value of the Parent's other core businesses (excluding the Company and its Investments, Portfolio Companies and other activities) determined as if those other core businesses were a separate publicly traded entity also owned by the stockholders of the Parent immediately prior to the time of the Change of Control.

     The Appraiser must first determine the Fair Market Value of the Company determined as if it were a publicly traded entity by applying the methodology set forth above, since this is the best available evidence of the actual value of the Company as if it were a publicly traded entity at the time of the Change of Control to the extent that the Common Stock Price reflects the Fair Market Value of the Company. Thereafter, the Appraiser, in its discretion, may also (but need not) consider and take into account the following criteria in descending order of importance:

          (x) The fair market value of other publicly traded entities dealing primarily in Internet-related investments and activities of a kind similar to those of the Company; and

          (y) The Fair Market Value of the Company (determined as if the Company were a publicly traded entity) taken as a whole after taking into account the future earnings potential, business prospects of all its various Internet-related investments and activities taken as a whole, with particular emphasis on the Company's business plan and strategy for implementing that plan, taken as a whole, and the general market conditions in the venture capital industry for Internet-related investments and activities of the kind owned by the Company.

     In determining the Fair Market Value of the Company, the Appraiser in no event shall determine the individual value of each of the Portfolio Company Securities or Investments of the Company and then add these values together because such a methodology would fail to take into account the overall business plan and strategy of the Company to build a business comprised of Internet-related investments and activities which complement and support each other as parts of an overall strategy for the development of an Internet business, but must in all events consider the Fair Market Value of the Company taken as a whole.

     (c) Upon a Change of Control, as hereinafter defined, the Unvested Units belonging to the Profit Members shall all become Vested Units, provided, however, that the provisions of Sections 3.2(e) and 3.3 shall nonetheless control in the case of Former Profit Members.

     (d) The Company, the Managing Member, and the Parent shall be jointly and severally liable to the Profit Members for the payment of the Change of Control Repurchase Price per Unit with respect to the Company's repurchase of the Vested Units pursuant to this Section 3.4.

     (e) Upon the consummation of the repurchase by the Company of any of the Units of the Profit Members upon a Change of Control pursuant to the terms of this Section 3.4, the Managing Member may, in its sole discretion, and without the approval of the Profit Members (i) retire the repurchased Units or (ii) admit additional Profit Members in accordance with Section 7.3 hereof and award to the additional Profit Members any or all of the repurchased Units.

     (f) For purposes of this Agreement, a "Change of Control" shall be deemed to have occurred when there has occurred a change of control of the Parent (i) which has not been approved by a majority of all the members of the Board of Directors of the Parent, or (ii) which has been approved by a majority of all the members of the Board of Directors of the Parent but which has not been approved by a Majority in Interest of the Profit Members and which is likely by its terms to have a material adverse effect upon the business and prospects of the Company as currently, or planned to be, conducted, and which change of control in either event is of a nature that would be required to be reported in response to Items 6(e) or 14(i), (iv), or (v) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") provided that, in the case of a Change of Control reportable under Item 6(e), such Change of Control involves the acquisition by any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but expressly excluding David S. Wetherell of beneficial ownership, directly or indirectly, of securities or interests in the Parent which represent more than thirty percent (30%) of the combined voting power of the Parent's outstanding securities. For purposes of this Agreement, a "Change of Control" shall also be deemed to have occurred when there has occurred a change of control of the Managing Member (i) which has not been approved by a majority of all the members of the Board of Directors of the Parent, or (ii) which has been approved by a majority of all the members of the Board of Directors of the Parent but which has not been approved by a Majority in Interest of the Profit Members and which is likely by its terms to have a material adverse effect upon the business and prospects of the Company as currently, or planned to be, conducted, and which change of control in either event involves (i) the acquisition by any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) of beneficial ownership, directly or indirectly, of securities or interests in the Managing Member which represents more than fifty percent (50%) of the combined voting power of the Managing Member's outstanding securities, or (ii) a sale of all or substantially all of the assets of the Company or of the Managing Member, or (iii) either the merger or consolidation of the Company or the Managing Member with another entity which is the surviving entity of such merger or consolidation provided that such other entity, prior to such merger or consolidation, was not controlled directly or indirectly by the Parent.

     (g) All fees and expenses associated with the appraisal process set forth above shall be paid by the Parent.

     (h) Each Profit Member or Former Profit Member making an Initial Election to have his or her Units repurchased by the Company as provided in Section 3.4(a) above following a Change of Control shall have one (1) month following the determination of the Change of Control Repurchase Price per Unit as provided above to reconsider and withdraw such Initial Election. Any withdrawal of an Initial Election must be made by the Profit Member or Former Profit Member by written notice to the Company within said one (1) month period. In the event any such Initial Election is not withdrawn in a timely manner, then it shall become final and binding on the parties and the Company shall proceed to repurchase the Units owned by such Profit Member or Former Profit Member within two (2) months following the date of the determination of the Change of Control Repurchase Price per Unit as provided above. In the event that any Profit Member or Former Profit Member fails to make a timely Initial Election (except for reasons beyond his or her control) to have his or her Units repurchased by the Company as provided in Section 3.4(a) above following a Change of Control, such right shall immediately become null and void and shall be of no further force or effect with respect to that Change of Control, but said Profit Member or Former Profit Member shall retain his or her rights hereunder with respect to any other or future Change of Control.


Section 3.5  No Recruitment or Solicitation.
             ------------------------------

     Each Profit Member agrees that during his or her employment by the Company and while he or she is a Profit Member and for a period of three (3) years following termination of his or her employment and membership relationship with the Company (i) by the Profit Member voluntarily, or (ii) by the Managing Member for Cause, such Profit Member will not, directly or indirectly: (A) recruit, solicit or induce, or attempt to induce, any employee or consultant of the Parent or of the Managing Member or of the Company or of any Portfolio Company or of any Affiliate of any of them to terminate his or her employment with, or otherwise cease any relationship with, the Parent or the Managing Member or the Company or any Portfolio Company or any Affiliate of any of them; or (B) solicit, divert, take away, or attempt to divert or take away, any investment opportunity with respect to any Portfolio Company or any investment opportunity with respect to any prospective investment or prospective portfolio company which the Managing Member or the Company contacted or solicited during such Profit Member's employment relationship and status as a Profit Member with the Company. If any restriction set forth herein is found by any court to be unenforceable because it extends for too long a period of time, or over too great a range of activities, or over too broad a geographic area, the restriction shall be interpreted to extend only over the maximum period of time, range of activities, or geographic area which the court finds to be enforceable. Each Profit Member acknowledges and agrees that the restrictions contained in this Section 3.5 are necessary for the protection of the business and goodwill of the Parent and of the Managing Member and of the Company and of the Portfolio Companies and of the Affiliates of any of them and are considered by such Profit Member to be reasonable for such purpose and that his or her interest in the Company is being received partly in consideration for the foregoing non-competition covenant.


Section 3.6  Non-Disclosure and Invention Assignment Agreement.
             -------------------------------------------------

     Each Profit Member shall enter into a Non-Disclosure and Invention Assignment Agreement with the Company in the form of Exhibit B attached hereto.


Section 3.7  Capital Accounts.
             ----------------

     A Capital Account shall be established on the books of the Company for each Profit Member. Each Profit Member's Capital Account shall be increased or decreased to reflect allocations of Net Operating Profits, Net Operating Losses, Net Realized Capital Gains and Net Realized Capital Losses and distributions of Cash Flow and Capital Proceeds, as provided in ARTICLE II and ARTICLE IV hereof.


                                  ARTICLE  4.

                     DISTRIBUTIONS; WITHHOLDING; VALUATION
                     -------------------------------------


Section 4.1  Withdrawal of Capital.
             ---------------------

     Except as otherwise set forth in this Agreement, no Capital Member shall have the right to withdraw capital from the Company or to receive any distribution or return of its Capital Contribution.


Section 4.2  Distributions of Cash Flow.
             --------------------------

     Subject to the terms and conditions of ARTICLE III and ARTICLE IV, Cash Flow for each Fiscal Year (excluding Cash Flow attributed to Unvested Carried Interests but including Cash Flow for prior Fiscal Years attributable to Carried Interests that have vested during the current Fiscal Year) shall be distributed to all of the Members in proportion to their respective allocations of Net Operating Profits and Net Realized Capital Gains as determined pursuant to
ARTICLE II and ARTICLE III; provided, however, that Cash Flow may first be applied to the payment of expenses incurred by the Company in the sale or other disposition of Portfolio Securities or any other Maintenance Expenses with respect to which the Company does not receive sufficient cash to pay such expenses. In the event the Company is unable, for any reason, to pay any portion of such expenses, the amount not paid shall be carried forward, as a priority item, without interest, to be paid out of Cash Flow or on liquidation. Final distributions of Cash Flow for each Fiscal Year, determined in accordance with the provisions of this Section 4.2, shall be made as soon as practicable following such Fiscal Year. In the discretion of the Managing Member, interim distributions of Cash Flow for a Fiscal Year may also be made at any time during such Fiscal Year. The Managing Member shall in all events make available to the Profit Members by distribution or loan (with appropriate security) or otherwise sufficient cash to pay all taxes due and payable by the Profit Members with respect to the activities of the Company.


Section 4.3  Distributions of Capital Proceeds.
             ---------------------------------

     Subject to the terms and conditions of ARTICLE III and ARTICLE IV, Capital Proceeds arising during a Fiscal Year shall be distributed in the same manner and subject to the same terms and conditions as provided in Section 4.2 above as soon as practicable and in no event later than three (3) months after the close of such Fiscal Year, to all of the Members as determined pursuant to ARTICLE II and ARTICLE III.


Section 4.4  Additional Distribution Provisions.
             ----------------------------------

     (a) Distributions of Property.  Except as provided in subparagraph (b)
         -------------------------
below, any property other than cash received with respect to any Portfolio Security shall be distributed to the Members as provided in Sections 4.2 and
4.3. Upon a distribution of such property, the property shall be valued in accordance with Section 4.8 and such property shall be deemed to have been sold at such value and the proceeds of such sale shall be deemed to have been distributed to the Members receiving such property for all purposes of this Agreement. The Managing Member shall provide ten (10) days' prior notice in writing to the Members of any distribution of property other than cash.

     (b) Distribution of Securities and other Property in Kind.
         -----------------------------------------------------

         (i) The Managing Member may in its discretion, and shall upon the affirmative vote of a Majority in Interest of the Profit Members, distribute to the Members (but only to the extent vested and only in accordance with Sections 2.5, 2.6, 2.7, 3.1, 3.2, 3.3, 4.2, 4.3 and 4.4),
     Portfolio Securities which are Marketable Securities and which are not subject to any restrictions on transferability (except as provided in Section 4.4(c) below), including restrictions pursuant to Rule 144 (except Rule 144(k)) under the Securities Act (with the exception of Portfolio Securities distributed in connection with a Final Distribution). Upon any distribution of securities, the securities distributed shall be valued in accordance with Section 4.8 and such securities shall be deemed to have been sold at such value and the proceeds of such sale shall be deemed to have been distributed to the Members receiving them for all purposes of this Agreement. An amount of the securities distributed no greater in value than the federal income tax basis of all securities included in the distribution (disregarding any adjustment under Section 734 or 743 of the Code) shall be distributed first to each Member as determined pursuant to Sections 2.5, 2.6, 2.7, 3.1, 3.2, 3.3, 4.2, 4.3 and 4.4 as of the date of distribution. The balance, if any, of the securities included in the distribution shall then be distributed to the Members also in accordance with Sections 2.5, 2.6, 2.7, 3.1, 3.2, 3.3, 4.2, 4.3 and 4.4.

         (ii) In connection with any distribution of Portfolio Securities which are Marketable Securities and which are not subject to any restrictions on transferability (except as provided in Section 4.4(c) below) including restrictions pursuant to Rule 144 (except Rule 144(k)) under the Securities Act, the Managing Member shall offer to all Members the right to receive at their election all or any portion of such distribution in the form of the proceeds of the disposition of the securities that otherwise would have been distributed to such Members, and will use its best efforts so to dispose of such securities for the benefit of any electing Member. In such event, (a) such electing

     Members shall be deemed to receive cash equal to the Fair Market Value of the Marketable Securities they otherwise would have received and (b) such electing Members will bear pro rata all the expenses (including, without limitation, underwriting costs) of such disposition.

         (iii) If any Member would otherwise receive a distribution of an amount of any securities that is substantially likely to cause such Member to own or control in excess of the amount of such securities that it may lawfully own or control or which, by reason of any legal or contractual restriction, the Managing Member may not distribute to such Member, the Managing Member shall, at the written request of such Member and to the extent it is practicable to do so, dispose of all or any portion of such securities and distribute the proceeds of such disposition to such Member; provided that such Member (a) shall be deemed to receive cash equal to the Fair Market Value of the securities they otherwise would have received and
     (b) shall bear pro rata all of the expenses (including, without limitation, underwriting costs) of such disposition.

     (c) Voting Agreement; Right of First Refusal.  In connection with any
         ----------------------------------------
distribution of Portfolio Securities by the Company or by the Managing Member, each Member receiving any such securities shall, prior to and as a condition to receiving any such distribution, enter into a Voting Agreement and Right of First Refusal Agreement with the Managing Member in form satisfactory to the Managing Member in all respects to the effect that each such Member shall receive title to any such distributed Portfolio Securities but that the Managing Member shall retain the right to vote such Portfolio Securities in its sole discretion in all instances and shall also retain a right of first refusal with respect to the disposition of such securities. If such Member shall thereafter die or seek to dispose of any part or all of such distributed Portfolio Securities for any reason whatsoever and whether by operation of law or otherwise the Managing Member shall have the right to exercise its right of first refusal as set forth in said Agreement with respect to the disposition of such distributed Portfolio Securities substantially exercisable as follows.

     (i) If at any time such Member or transferee wishes to transfer (as hereinafter defined) any of such distributed shares of Portfolio Securities, other than as provided for in Section 4.5(c) of this Agreement, the Member or transferee shall first give written notice to the Managing Member, stating the nature of the proposed transfer, the name and address of the proposed transferee or transferees, the number of shares to be transferred (the "Offered Shares"), the price to be paid therefor and all the terms and conditions of the proposed transfer, and shall forthwith offer in writing to transfer such shares to the Managing Member for the same consideration and on the same terms and conditions and the Company shall have the irrevocable and exclusive first option ("Right of First Refusal"), but not the obligation, to acquire from the Member or transferee all or any portion of the Offered Shares on the same terms and conditions.

     (ii) Within thirty (30) days following delivery of the Member's or transferee's notice, as specified above, the Managing Member shall give written notice to the Purchaser, stating whether or not the Managing Member elects to exercise its Right of First Refusal as to all or any part of the Offered Shares. Failure by the Managing Member to give this notice within the 30 day period shall be deemed to be an election by it not to exercise its Right of First Refusal for the Offered Shares.

     (iii) Within ten (10) days after the date of the Managing Member's notice of exercise of its Right of First Refusal as specified above, the Member or transferee, or his or her estate, shall tender to the Managing Member at its principal office the certificate or certificates representing that portion of the Offered Shares which the Managing Member has elected to acquire, duly endorsed in blank by the Member or transferee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Offered Shares to the Managing Member and the Managing Member shall pay to the Member or transferee the purchase price at the times and upon the terms and conditions proposed to be paid by the proposed third-party transferee, as set forth in the Member's or transferee's notice.

     (iv) If the Member's or transferee's notice shall be duly given, and the Managing Member shall fail to purchase all of the Offered Shares by the exercise of its Right of First Refusal, then, but only then, the Member or transferee shall be free to transfer the Offered Shares, but only for the price and upon the terms and conditions set forth in the Member's or transferee's notice, and only to the transferee or transferees named therein, and only if said transfer is consummated within sixty (60) days after the date of the Member's or transferee's notice to the Managing Member. If the Offered Shares shall not be so transferred by the Member or transferee within the period specified above, then the transfer may not be made and the Offered Shares shall remain subject to the terms of the Voting Agreement and the Right of First Refusal Agreement in the same manner as if the Purchaser's or transferee's notice had not been given.

     (v) If the proposed disposition is for no consideration or for a nominal consideration, then the Right of First Refusal shall be exercisable by the Managing Member as aforesaid except that the purchase price shall be Fair Market Value as determined pursuant to Section 4.8. If the proposed disposition is in a public market, then the Member's or transferee's notice may state that the proposed disposition will be made at prevailing market prices and may omit the name or names of the proposed transferee or transferees, and if the Managing Member elects to exercise its Right of First Refusal as to all or any part of the offered shares, then the purchase price shall be Fair Market Value as determined pursuant to Section
     4.8 on the date the Managing Member shall give written notice to the Purchaser electing to exercise its Right of First Refusal as to all or any part of the offered shares. The rights of the Managing Member with respect to the Voting Agreement or the Right of First Refusal Agreement shall be assignable by the Managing Member in its sole discretion. Any certificate representing shares of Portfolio Securities subject to the Voting Agreement and/or the Right of First Refusal Agreement shall contain a legend satisfactory to the Managing Member in all respects.

     (d) Compliance with Securities Laws.  The Managing Member may cause
         -------------------------------
certificates evidencing any securities to be distributed to be imprinted with legends as to such restrictions on transfers that it may deem necessary or appropriate, including legends as to applicable federal or state securities laws or other legal or contractual restrictions, and may require any Member to which securities are to be distributed to agree in writing that such securities will not be transferred except in compliance with (i) such restrictions and (ii) applicable law.

     (e) Reserves; 125% of Contributed Capital Retained.  The Managing Member
         ----------------------------------------------
shall have the right, in its sole discretion to establish reserves at any time or from time to time with respect to any anticipated losses with respect to any Investment in any Portfolio Company. Furthermore, no distributions shall be made hereunder (except for distributions to the Members for the sole purpose of enabling such Members to pay taxes) until the Managing Member has determined with respect to each distribution (other than the Final Distribution) that the Company shall retain, after any such proposed distribution, Investments and other assets valued on its books in excess of 125% of the Unrecovered Capital of its Capital Members.

     (f) Borrowings.  The Company shall not borrow to make distributions to the
         ----------
Members or for any other purpose.

     (g) Maintenance Expenses.  All Maintenance Expenses shall be paid by and
         --------------------
shall be the responsibility of the Company which shall be reimbursed therefore by contributions for this purpose made by the Managing Member who shall receive a special allocation with respect to such contributions and with respect to the payment of such Maintenance Expenses. Maintenance Expenses shall not be paid out of the Net Operating Profits or Net Realized Capital Gains or Cash Flow or Capital Proceeds or Capital Contributions of the Company except as aforesaid.

     (h) Distribution of Unrecovered Capital.  The Managing Member shall have
         -----------------------------------
the right, in its sole discretion, and prior to a Final Distribution, to distribute all or any part of amounts in the Capital Accounts of Capital Members up to the amount of Capital Contributions less any Returns of Capital and less any distributions of Unrecovered Capital previously made to the Capital Members pursuant to this Section 4.4(h).


Section 4.5  Other Distributions.
             -------------------

     Any distributions not included in Sections 4.2, 4.3, 4.4 or 10.3 shall be made in cash to the Members in accordance with Sections 2.5, 2.6, ARTICLE III and ARTICLE IV hereof.


Section 4.6  Withholding.
             -----------

     Each Member hereby authorizes the Company to withhold and to pay over, or otherwise pay, any withholding or other taxes payable by the Company as a result of such Member's status as a Member hereunder. If and to the extent that the Company shall be required under applicable law to withhold or pay any such taxes with respect to any Member or as a result of any Member's participation in the Company, such Member shall be deemed for all purposes of this Agreement to have received a distribution from the Company in the amount of such tax on the last day of the taxable year for which the tax is withheld or paid or, if earlier, on the last day on which such Member owned its interest in the Company. The amount of any distribution to which such Member would otherwise be entitled shall be reduced by the amount of such deemed distribution. To the extent that the aggregate of such distributions to a Member for any month exceeds the distributions to which such Member is entitled for such period, the amount of such excess shall be repaid by such Member to the Company within 30 days of the end of such month. The withholdings referred to in this Section 4.6 shall be made at the maximum applicable statutory rate under the applicable tax law unless the Managing Member otherwise decides or unless the Managing Member shall have received an opinion of counsel, satisfactory to the Managing Member, to the effect that a lower rate is applicable, or that no withholding is applicable.


Section 4.7  No Restoration by the Managing Member.
             -------------------------------------

     Except as provided by law or Sections 8.3 or 10.3, the Managing Member shall not be obliged at any time to repay or restore to the Company or any Member all or any part of any distributions made to the Managing Member by the Company.


Section 4.8  Valuation.
             ---------

     For all purposes of this Agreement, the Fair Market Value of securities and other property of the Company shall be determined as follows:

     (a) Marketable Securities shall (i) if traded on a national securities exchange, be valued at their last sales price on such exchange on which such Marketable Securities shall have traded on the last trading day on which such Marketable Securities were traded immediately preceding the date of determination, or (ii) if the trading of such Marketable Securities is reported through the National Association of Securities Dealers Automated Quotation System, such Marketable Securities shall be valued at the last sale price as shown by the National Association of Securities Dealers Automated Quotation System on the last trading day on which such Marketable Securities were traded immediately preceding the date of determination.

     (b) All property other than Marketable Securities shall be valued by the Managing Member in good faith. Factors considered in valuing individual securities shall include, but need not be limited to, purchase price, estimates of liquidation value, the price at which Members receiving a distribution of securities will be able to sell them and the time at which such securities may be sold, the existence of restrictions on transferability, prices received in recent significant private placements of securities of the same issuer, prices of securities of comparable public companies engaged in similar businesses and changes in the financial condition and prospects of the issuer.

     (c) All Portfolio Securities shall be valued by the Managing Member at the time of any distribution pursuant to ARTICLE IV in order to determine whether the Fair Market Value of any Portfolio Security is less than 100% of the Capital Contributions allocable thereto for purposes of Section 4.4.

     (d) Upon any valuation of securities or other property of the Company pursuant to Section 4.8, the Managing Member shall notify each member of the Advisory Committee in writing of the Fair Market Value of such securities or other property as determined by the Managing Member in accordance with the provisions of Section 4.8. The Advisory Committee shall, not more than ten Business Days after the receipt of such notice from the Managing Member, furnish notice in writing to the Managing Member stating whether or not the Advisory Committee has approved or has not approved the Managing Member's valuation. If the Advisory Committee approves such valuation (or shall have failed to provide the Managing Member with the aforementioned notice within such ten Business
Days), such valuation shall constitute the Fair Market Value of such property for all purposes hereof. If the Advisory Committee does not approve such valuation, and if the Managing Member and the Advisory Committee cannot agree on a valuation within five Business Days (or such other period of time as the Managing Member and the Advisory Committee may determine) of the date on which the Committee advises the Managing Member that it has not approved such valuation, the Managing Member and the Advisory Committee shall jointly select an independent appraiser who shall be retained to determine, as promptly as practicable, the Fair Market Value of the property to be distributed. The Company shall pay the expenses of such appraiser.

     (e) The Managing Member shall make no distribution to the Members pursuant to ARTICLE IV until the Fair Market Value of all property valued in connection with such distribution has been determined in accordance with this Section 4.8.


                                  ARTICLE  5.

                        MANAGEMENT; PAYMENT OF EXPENSES
                        -------------------------------


Section 5.1  Description of Managing Member.
             ------------------------------

     CMG@Ventures, Inc., a Delaware corporation, is the Managing Member of the Company.

Section 5.2  Management by the Managing Member.
             ---------------------------------

     Subject in all instances to approval, disapproval, change, amendment or modification by the Board of Directors of the Managing Member, the management, policy and operation of the Company shall be vested in a Majority in Interest of the Profit Members, who shall perform all acts and enter into and perform all contracts and other undertakings which they deem necessary or advisable in their sole discretion to carry out any and all of the powers and purposes of the Company. Without limiting the foregoing general powers and duties, and except as is otherwise expressly set forth herein, a Majority in Interest of the Profit Members (subject to the power and authority of the Board of Directors of the Managing Member as aforesaid) is hereby authorized and empowered on behalf of the Company:

     (a) to perform, or arrange for the performance of all management and administrative services necessary for the operations of the Company;

     (b) to identify investment opportunities for the Company, negotiate and structure the terms of such Investments, and arrange additional financing needed to consummate such Investments and thereafter to deal with such Investments, and to restructure, amend, terminate, vote, or dispose of such Investments in all respect;

     (c) except as otherwise provided in this Agreement, to invest the assets of the Company in the securities of any organization, domestic or foreign, without limitation as to kind and without limitation as to marketability of the securities, and pending such Investment and the disposition of the proceeds thereof, to invest the assets of the Company in Temporary Investments;

     (d) to exercise all rights, powers, privileges and other incidents of ownership with respect to the Portfolio Securities, including, without limitation the voting of such Securities, the approval of a restructuring of an Investment, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings, and other similar matters;

     (e) to sell, transfer, liquidate or otherwise terminate Investments made by the Company or by the Managing Member;

     (f) to employ or consult brokers, accountants, attorneys, or specialists in any field of endeavor whatsoever ("Consultants"), including Consultants who may be Members;

     (g) to deposit any funds of the Company in any money market fund or in any bank or trust company having capital in excess of $100,000,000 and to entrust to such bank or trust company any of the securities, monies, documents and papers belonging to or relating to the Company; provided, however, that from time to time, in order to facilitate any transaction, any of the said securities, monies, documents and papers belonging to or relating to the Company may be deposited in and entrusted to any brokerage firm that is a member of the New York Stock Exchange and has capital in excess of $100,000,000;

     (h) to determine, settle and pay all expenses of and claims against the Company and make Capital Calls for the Company, and sell and liquidate Investments or make withdrawals from reserves or take any other actions consistent with Section 5.4 for the payment of Maintenance Expenses as needed to do so with the understanding that all Maintenance Expenses are to be paid by the Company and reimbursed to the Company by the Managing Member and are not to be paid out of the Net Operating Profits or Net Realized Capital Gains or Cash Flow or Capital Proceeds or Capital Contributions of the Company, and, in general, to make all accounting, tax and financial determinations and decisions, including any election under federal and state tax laws and to act as the "tax matters partner" of the Company, as such term is defined in Section 6231(a)(7) of the Code, and to exercise any authority permitted the tax matters partner under the Code in accordance with Section 12.12;

     (i) to provide bridge financing to Portfolio Companies;

     (j) to admit an assignee of all or any portion of a Capital Investment Member's interest in the Company to be a Substitute Capital Investment Member in the Company pursuant to and subject to the terms of Section 7.4;

     (k) to enter into, make and perform all contracts, agreements and other undertakings as may be determined by the Managing Member in its sole discretion to be necessary or advisable or incident to the carrying out of the foregoing objectives and purposes, the execution thereof by the Managing Member to be conclusive evidence of such determination;

     (l) to execute all other instruments of any kind or character which the Managing Member, in its sole discretion determines to be necessary or appropriate in connection with the business of the Company and which are not inconsistent with any other provisions of this Agreement, the execution thereof by the Managing Member to be conclusive evidence of such determination; and

     (m) to interpret and construe the terms, conditions and other provisions of this Limited Liability Company Agreement or any agreement entered into pursuant hereto, such construction or interpretation to be binding on all parties.


Section 5.3  Powers of Capital Investment Members.
             ------------------------------------

     (a) The Capital Investment Members shall not participate in the control of the Company and shall have no authority whatsoever with respect to the management of the Company and shall not act for or bind the Company in any respect.

     (b) In addition to any other restrictions applicable to Capital Investment Members set forth in this Agreement and notwithstanding any other provisions thereof, no Capital Investment Member (and no officer, director or equivalent non-corporate official of a Capital Investment Member that is not an individual) shall vote on the removal of the Managing Member, except to the extent permitted by Section 7.6, or vote on the admission of additional Managing Members, except to the extent permitted by Section 7.1.


Section 5.4  Fees and Expenses.
             -----------------

     (a) The Managing Member shall pay all fees and expenses incurred with respect to the business of the Company ("Maintenance Expenses") (which payments shall all be specially allocated to the Capital Account of the Managing Member), including, without limitation:

         (i) out-of-pocket expenses incurred and fees paid by the Company or the Managing Member in connection with the formation of the Company and the offering and distribution of interests therein to the Capital Investment Members and the Profit Members;

         (ii) expenses which relate to office space, supplies and other facilities of its business, and salaries, fees and expenses of officers, employees, consultants, attorneys and accountants, investment bankers, and similar outside advisors of the Company or the Managing Member;

         (iii) expenses of the Company associated with the acquisition (whether or not consummated) of Portfolio Securities, where such expenses are not paid by the applicable Portfolio Company;

         (iv)   out-of-pocket expenses incurred in connection with maintaining
     (a) qualification to do business of the Company or of the Managing Member in the Commonwealth of Massachusetts and elsewhere, (b) the specified office at which records which are required to be maintained under the Delaware Act are kept and (c) the registered agent in the State of Delaware;

         (v) out-of-pocket costs of holding or selling Portfolio Securities or of acquiring or holding Temporary Investments (including all day-to-day operating expenses and overhead expenses of the Managing Member), including recordkeeping expenses and, with respect to Temporary Investments only, finders', placement, brokerage and other similar fees;

         (vi)   out-of-pocket costs of reporting obligations of the Members;

         (vii) any taxes, fees or other governmental charges levied against the Company or on its income or assets or in connection with its business or operations;

         (viii) all costs of litigation and the amount of any judgments or settlements paid in connection therewith (including damages or equitable remedies of Members with respect to remedies exercised by the Managing Member in good faith pursuant to

     Sections 2.10 or 2.11) and matters that are the subject of indemnification pursuant to Section 8.2 and costs of winding-up and liquidating the Company;

          (ix)  the reasonable expenses of the Advisory Committee; and

          (x)   the expenses of any appraiser payable by the Company pursuant to
     Section 4.8(e).

          (xi) all other expenses of the Company reasonably determined by the Managing Member to be reasonably related to the business and operation of the Company as set forth herein.

     Maintenance Expenses shall be paid by the Company and such payments shall be reimbursed to the Company by the Managing Member. Contributions by the Managing Member to the Company for the purpose of paying Maintenance Expenses shall be specially allocated to the Capital Account of the Managing Member and all payments of Maintenance Expenses shall also be specially allocated to the Capital Account of the Managing Member. Under no circumstances shall Maintenance Expenses be paid out of the Net Operating Profits or Net Realized Capital Gains or Cash Flow or Capital Proceeds or Capital Contributions of the Company except as provided in the preceding two sentences.

     (b)  Break-Up Fees.  Any Break-Up Fee shall be added to the income of the
          -------------
Company.

     (c)  Transaction Fees; Special Fees.  Any transaction fee or Special Fee of
          ------------------------------
any kind shall also be added to the income of the Company.

     (d)  Consulting Fees. Management or consulting fees or director fees
          ---------------
received from Portfolio Companies shall also be added to the income of the Company.


Section 5.5  The Advisory Committee.
             ----------------------

     (a) Each year a Majority in Interest of the Profit Members shall select an Advisory Committee, which shall consist of not more than six (6) persons.

     (b) The functions of the Advisory Committee will be (i) to advise the Managing Member on such matters, including investment advice, about which the Managing Member may from time to time, in its sole discretion, determine to consult the Advisory Committee, (ii) to review, in its discretion, valuations of Company assets in accordance with Section 4.8 or otherwise, (iii) to make recommendations on compensation issues, (iv) to advise the Managing Member concerning the creation of any reserves with respect to Investments in Portfolio Companies pursuant to Section 4.4(d), and (v) to review and consult with the Board of Directors of the Managing Member concerning any potential conflicts of interest of the Managing

Member, including: (A) any Portfolio Company in which the Company has an interest affecting a material financial transaction (other than pursuant to Section 6.2) with the Managing Member or any Affiliate thereof; (B) the Company investing in a Portfolio Company which is an Affiliate of the Managing Member;
(C) the Managing Member or an Affiliate thereof directly purchasing any securities of any Portfolio Company in which the Company has invested, other than purchases pursuant to Section 6.2; (D) any other action which would give rise to a potential conflict of interest between the Company and the Managing Member or any Affiliate thereof. Neither the Advisory Committee nor any member thereof shall have the power to bind or act for or on behalf of the Company in any manner and in no event shall a member of the Advisory Committee be considered a Managing Member of the Company by agreement, estoppel or otherwise as a result of the performance of his or her duties hereunder or otherwise. The reasonable expenses of the Advisory Committee shall be paid by the Company as Maintenance Expenses. In addition, the Company shall indemnify the members of the Advisory Committee to the extent provided in Section 8.2 hereof. No member of the Advisory Committee shall be entitled to any fee or honorarium in connection with his or her service thereon.

     (c) The Advisory Committee shall act by the vote of a Majority in Interest of the Profit Members who are members of the Committee. Except as expressly provided herein, the recommendations of the Advisory Committee shall be advisory only and shall not obligate the Managing Member to act in accordance therewith. Any member of the Advisory Committee may resign by giving to the Managing Member and the other members of the Advisory Committee thirty (30) days' prior written notice. Any vacancy in the Advisory Committee, whether created by such a resignation or by the death of any member, shall promptly be filled as provided in Section 5.5(a).

     (d) The Managing Member shall supply the Advisory Committee with all such information and data as it shall request to enable the Advisory Committee to reach an informed judgment.


Section 5.6  Conflicts of Interest.
             ---------------------

     No contract or transaction between the Managing Member or the Company and one or more of its Members or Affiliates, or between the Managing Member or the Company and any other limited liability company, corporation, partnership, association or other organization in which one or more of its Members or affiliates are directors, officers, members or partners or have a financial interest, shall be void or voidable solely for this reason, or solely because the Member or affiliate is present at or participates in any meeting of directors, members, managers or partners which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if:

     (a) the material facts as to his, her or their interest and as to the contract or transaction are disclosed or are known to the directors, the managers, the members or the partners and the directors, the managers, the members or the partners authorize in good faith the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director, managers, members or partner even though the disinterested directors, managers, members or partners be less than a quorum; or

     (b) the material facts as to his, her or their interest and as to the contract or transaction are disclosed or are known to the partners, the managers, the members or directors entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the partners, the managers, the members or the directors; or

     (c) the contract or transaction is fair to the Managing Member or the Company or its or their Affiliates as of the time it is authorized, approved or ratified by the directors, the managers, the members or the partners.

     Interested directors, managers, members or partners shall be counted in determining the presence of a quorum at a meeting of the partners, managers, members or directors which authorizes such contract or transaction. No director, member, manager, partner or officer shall be liable to account to the Managing Member or the Company for any profit realized by him or her from or through such contract or transaction solely by reason of the fact that he or she or any other limited liability company, corporation, partnership, association or other organization which he or she is a director, member, manager, partner or officer, or has a financial interest, was interested in such contract or transaction.


                                  ARTICLE  6.

                          OTHER ACTIVITIES OF MEMBERS
                          ---------------------------


Section 6.1  Commitment of Managing Member.
             -----------------------------

     The Managing Member hereby agrees to use its best efforts in connection with the purposes and objectives of the Company and to devote to such purposes and objectives such of its time and resources as shall be necessary for the management of the affairs of the Company. Subject to the other provisions of this Agreement, the Managing Member and any of its Affiliates may act as a director, officer, employee or advisor of any corporation, a trustee of any trust, a member or manager of a limited liability company or a partner of any partnership; may receive compensation for its services as an advisor with respect to, or participation in profits derived from, the investments of any such corporation, trust, limited liability company or partnership; and may acquire, invest in, hold and sell securities of any entity. Neither the Company nor any Member shall have by virtue of this Agreement, any right, title or interest in or to such other corporation, trust, partnership, limited liability company investment or security.


Section 6.2  Agreements with Portfolio Companies.
             -----------------------------------

     The Managing Member, the Parent of the Managing Member and its or their Affiliates may enter into contracts, commitments and agreements with Portfolio Companies consistent with ARTICLE V for the benefit of said Managing Member, the Parent of the Managing Member and/or its or their Affiliates.


Section 6.3  Obligations and Opportunities for Members.
             -----------------------------------------

     The Members shall be obligated to refer investment opportunities, consistent with the purposes and objectives of the Company, to the Company. Any determination as to the appropriateness of an investment opportunity for the Company or for an Affiliate of the Company or for the Parent of the Managing Member shall be made by the disinterested directors of the Managing Member.


                                  ARTICLE  7.

                ADMISSIONS; ASSIGNMENTS; REMOVAL AND WITHDRAWALS
                ------------------------------------------------


Section 7.1  Admission of Additional Managing Member.
             ---------------------------------------

     It is not contemplated that any additional Managing Members will be admitted to the Company. A person may be admitted to the Company as a Managing Member only with the written consent of each Member including the Managing Member. In the event of the addition of a Managing Member, the participation of such person in the management of the Company and the interest of such person in the Company's profits and losses must be approved by all the Members at the time of such person's or entity's admission.


Section 7.2  Admission of Additional Capital Investment Members; Increase in
             ---------------------------------------------------------------
             Capital Commitments.
             -------------------

     (a) The Managing Member may admit one or more additional Capital Investment Members, subject only to satisfaction of the following conditions: (i) each such additional Capital Investment Member shall execute and deliver a Power of Attorney pursuant to which such additional Capital Investment Member agrees to be bound by the terms and provisions hereof, (ii) such admission would not result in a violation of any applicable law, including the federal or state securities laws, or any term or condition of this Agreement and, as a result of such admission, the Company would not be required to register as an investment company under the Investment Company Act, and (iii) each such additional Capital Investment Member shall pay to the Company on the date of its admission to the Company (or on such other date as may be determined by the Managing Member in its sole discretion) an amount equal to the percentage of its Capital Commitment which is equal to the percentage of the other Capital Investment

Members' Capital Commitments that shall have been payable at or prior to the admission of the additional Capital Investment Member. The name and business address of each Capital Investment Member admitted to the Company under this
Section 7.2 and the amount of its Capital Commitment shall be added to Exhibit A, and each such Capital Investment Member shall be bound by all the provisions hereof. Each additional Capital Investment Member admitted pursuant to this
Section 7.2 shall be deemed for purposes of all allocations pursuant to ARTICLE II to have been admitted on the date of admission. Admission of an additional Capital Investment Member in accordance with the terms hereof shall not be a cause of dissolution of the Company. Additional Capital Investment Members (other than Substitute Capital Investment Members admitted pursuant to Section 7.4) shall be admitted to the Company only with the written consent of, and on the terms approved by, the Managing Member and a Majority in Interest of the Capital Investment Members. Notwithstanding Section 12.3, the terms referred to in the preceding sentence may require the amendment of this Agreement in a manner that will treat adjustments to Members' Capital Account balances pursuant to Section 2.3(b) upon or as a result of admissions of additional Capital Investment Members as adjustments to their Capital Contributions for purposes of calculating their Percentages in Interest with respect to Capital from the times of such admissions.

     (b) The Managing Member may permit any Capital Investment Member to increase its Capital Commitment within a reasonable time of its notification to the Managing Member of its desire to do so, provided that the conditions of
Section 7.2(a) and all other provisions of Section 7.2(a) have been satisfied as though such Capital Investment Member were an additional Capital Investment Member with respect to such increase, except that Exhibit A shall be amended only to reflect such increase, and provided further that such increase would not cause the Company to violate any statute or regulation applicable to it or any covenant herein. The Managing Member shall notify the Members in a timely fashion of each additional Capital Investment Member admitted pursuant to
Section 7.2(a) and of each Capital Investment Member that increases its percentage of the total Capital Commitments of the Company pursuant to this
Section 7.2(b) beyond its percentage thereof upon its admission to the Company. Except in the case of an assignment or transfer of Capital Membership interests to Capital Investment Members in accordance with Section 7.4, a Capital Investment Member may increase its Capital Commitment only with the written consent of, and on the terms approved by, the Managing Member and a Majority in Interest of the Capital Investment Members. The terms referred to in the preceding sentence may require the amendment of this Agreement in a manner that will treat adjustments to Members' Capital Account balances pursuant to Section 2.3(b) upon or as a result of increases in Capital Members' Capital Commitments pursuant to this Section 7.2(b) as adjustments to Capital Contributions for purposes of calculating Percentages of Contributed Capital. Notwithstanding
Section 12.3, any amendment referred to in the preceding sentence shall require the approval of a Majority in Interest of the Capital Investment Members.


Section 7.3  Admission of Additional Profit Members.
             --------------------------------------

     The Managing Member may admit one or more additional Profit Members, subject only to satisfaction of the following conditions: (i) each such additional Profit Member shall execute and deliver a Power of Attorney pursuant to which such additional Profit Member agrees to be bound by the terms and provisions hereof, and (ii) such admission would not result in a violation of any applicable law, including the federal or state securities laws, or any term or condition of this Agreement and, as a result of such admission, the Company would not be required to register as an investment company under the Investment Company Act. The name and business address of each Profit Member admitted to the Company under this
Section 7.3 and the number of his or her Units awarded to such additional Profit Member and his or her date of hire shall be added to Exhibit A, and each such Profit Member shall be bound by all the provisions hereof. Each additional Profit Member admitted pursuant to this Section 7.3 shall be deemed for purposes of all allocations pursuant to ARTICLE II to have been admitted on the date of hire. Admission of an additional Profit Member in accordance with the terms hereof shall not be a cause of dissolution of the Company. Additional Profit Members shall be admitted to the Company only with the written consent of, and on the terms approved by, the Managing Member and a Majority in Interest of the Profit Members.


Section 7.4  Assignment of a Membership Interest.
             -----------------------------------

     (a) The Managing Member shall not assign or otherwise transfer its interest as the Managing Member of the Company. A Capital Investment Member may sell, assign or otherwise transfer all or any part of its interest in the Company only with the consent in writing of the Managing Member, which consent shall be given if the Managing Member is satisfied that the transaction (i) complies with and does not violate any federal or state securities law, (ii) will not cause the termination or dissolution of the Company, (iii) will not create a substantial risk that the Company would be classified other than as a partnership for federal income tax purposes, (iv) will not cause the Company to be required to register as an investment company under the Investment Company Act and (v) will not create a substantial risk that the Capital Investment Members and Profit Members would lose their limited liability as members under the Delaware Act.

     (b) A purchaser, assignee or transferee of a Capital Investment Member's interest in the Company (an "Assignee") shall have the right to become a Substitute Capital Investment Member only if the following additional conditions are satisfied:

         (i) a duly executed and acknowledged written instrument of assignment satisfactory to the Managing Member shall have been filed with the Company;

         (ii) the Capital Investment Member and the Assignee shall have executed and acknowledged such other instruments and taken such other action as the Managing Member shall reasonably deem necessary or desirable to effect such substitution, including, without limitation, the execution by the Assignee of a Power of Attorney substantially similar to that referred to in Section 12.8 hereof;

         (iii) the restrictions on transfer contained in Section 7.5 are inapplicable, and, if requested by the Managing Member, the Capital Investment Member or the Assignee shall have obtained an opinion of counsel reasonably satisfactory to the Managing Member as to the legal matters set forth in that Section;

         (iv) the Capital Investment Member or the Assignee shall have paid to the Company such amount of money as is sufficient to cover all expenses incurred by or on behalf of the Company in connection with such substitution;

         (v) the Managing Member shall have consented to such substitution, which consent shall not be unreasonably withheld.

The pledge or hypothecation to a bank or financial institution of the right to receive distributions with respect to a Capital Investment Member's interest in the Company shall not be deemed an assignment or transfer of a Capital Investment Member's interest in the Company, provided that such pledge or hypothecation shall nonetheless be subject to the restrictions set forth in
Section 7.5. An Assignee who is not admitted to the Company as a Substitute Capital Investment Member shall have none of the rights of and no liability as a Capital Investment Member and the assignor in such case shall remain fully liable for the unpaid portion of its Capital Commitment.

     (c) No Profit Member may sell, assign or otherwise transfer all or any part of its interest as a Profit Member of the Company in any respect whatsoever except that the interest of a Profit Member may be transferred by will or by the laws of descent and distribution to such Profit Member's estate or to his or her beneficiaries or heirs following the death of such Profit Member, provided that each and every such transferee agrees to be bound by all the terms and conditions of this Limited Liability Company Agreement applicable to Former Profit Members including, without limitation, those set forth in ARTICLE III and
ARTICLE IV.


Section 7.5  Restrictions on Transfer.
             ------------------------

     Notwithstanding any other provision of this Agreement, no Capital Investment Member may sell, assign or otherwise transfer all or any part of its interest in the Company, and no attempted or purported assignment or transfer of such interest shall be effective, unless (a) after giving effect thereto, the aggregate of all the assignments or transfers by the Members of interests in the Company within the 12 month period ending on the proposed date of such assignment or transfer would not equal or exceed 50% of the total interests of the Members in the capital or profits of the Company, and such assignment or transfer would not otherwise terminate the Company for the purposes of Section 708 of the Code, (b) such assignment or transfer would not result in a violation of applicable law, including the federal and state securities laws and provided that, if such assignment or transfer would cause the Managing Member to violate any covenant of this Agreement and the Managing Member has taken all reasonable steps to prevent such violation, the Managing Member shall not be liable to the

Company as a result thereof and the Managing Member shall be indemnified by such Capital Investment Member for any losses, damages or expenses incurred as a result of such violation, (c) such assignment or transfer would not cause the Company to lose its status as a partnership for federal income tax purposes or cause the Company to become subject to the Investment Company Act, (d) if requested by the Managing Member, such Capital Investment Member shall deliver a favorable opinion of counsel satisfactory to the Managing Member as to the matters referred to in the foregoing clauses (b) and (c), (e) if such assignment or transfer is to an employee benefit plan within the meaning of ERISA (a "Benefit Plan Investor"), the Managing Member shall have consented thereto, which consent may be granted or withheld at its sole discretion, and (f) such assignment or transfer is to an entity which is an Accredited Investor. Notwithstanding the foregoing, a Capital Investment Member which is a Benefit Plan Investor may sell, assign or transfer all or part of its interest to a successor fiduciary or trustee of the same plan or trust without the consent of the Managing Member, and in such case the successor fiduciary or trustee shall be substituted as a Capital Investment Member.


Section 7.6  Removal or Withdrawal of Managing Member.
             ----------------------------------------

     (a) Except as otherwise provided in this Agreement, without the prior written approval of at least Eighty Percent in Interest of both the Capital Investment Members and the Profit Members, the Managing Member may not resign or withdraw as Managing Member of the Company or voluntarily terminate its existence as Managing Member of the Company. If the Managing Member resigns, withdraws or terminates its existence in violation of this Section 7.6, then the interest of the Managing Member shall be divided into two components: (i) 25% thereof shall be allocated proportionately to the Capital Investment Members, thereby increasing their respective Capital Accounts (and the Capital Contributions deemed to have been made by the Capital Investment Members shall be automatically adjusted to reflect such increase) and (ii) 75% thereof shall be distributed to the Managing Member as provided in paragraph (d) below.

     (b) Upon the approval of at least a eighty percent in interest of the Capital Investment Members, the Capital Investment Members may remove the Managing Member without cause.

     (c) Upon the approval of at least two-thirds in interest of the Capital Investment Members, the Capital Investment Members may remove the Managing Member if any act or omission of the Managing Member in connection with the Company constitutes willful misconduct or fraud or if the Managing Member is in material violation of its obligations hereunder. If the Managing Member is so removed, then the interest of the Managing Member shall be divided into two components: (i) 35% thereof shall be allocated proportionately to the Capital Investment Members, thereby increasing their respective Capital Accounts (and the Capital Contributions deemed to have been made by the Capital Investment Members shall be automatically adjusted to reflect such increase), and (ii) 65% thereof shall be distributed to the Managing Member as provided in paragraph (d) below.

     (d) Upon the resignation, removal, withdrawal or voluntary termination of existence of the original or any successor Managing Member, the Company shall not be dissolved if, within ninety (90) calendar days after such resignation, removal, withdrawal or voluntary termination of existence, a Majority in Interest of the remaining Capital Investment Members and a Majority in Interest of the remaining Profit Members shall have agreed in writing to continue the business of the Company and shall have selected, effective as of the date of such event, a successor Managing Member. In such event, except as provided in Sections 7.6(a) and 7.6(c), the former Managing Member shall be entitled to receive a distribution equal to any amounts it would have been entitled to receive had the Company dissolved in accordance with Section 10.3 hereof and distributed in kind all Company assets as of the date of the resignation, removal, withdrawal or voluntary termination of existence of the Managing Member. For purposes of determining allocations and distributions pursuant to the preceding sentence, securities and other property held by the Company shall be valued pursuant to the procedures set forth in Section 4.8. If the Managing Member shall have resigned, withdrawn or voluntarily terminated its existence or been removed pursuant to this Section 7.6, such distribution shall be made in kind, or with the approval of at least a Majority in Interest of the Capital Investment Members and a Majority in Interest of the Profit Members, in cash, within thirty
(30) calendar days (or as soon thereafter as is practicable but no later than thirty calendar days) after such removal, resignation, withdrawal or voluntary termination of existence.

     (e) Upon and as of the date of the resignation, removal, withdrawal or voluntary termination of existence of the original or any successor Managing Member (the "Permitted Managing Member"), such Permitted Managing Member will cause, to the extent it is legally possible, all its rights, obligations and interest as such Managing Member arising under this Agreement or any other contracts, agreements or documents entered into by it on behalf of the Company to be assigned to the successor Managing Member or to the Managing Member of the new limited liability company or partnership; such successor or new Managing Member will assume and agree to perform all of such Permitted Managing Member's duties and obligations arising under this Agreement and such other instruments and such Permitted Managing Member will, upon making a proper accounting to the successor or new Managing Member, be relieved of any further duties or obligations arising under this Agreement and such other instruments from and after the time such resignation, removal, withdrawal or voluntary termination of existence shall have become effective.


Section 7.7  Withdrawals of Capital Investment Members.
             -----------------------------------------

     No Capital Investment Member shall have the right to withdraw from the Company except in connection with an assignment under Section 7.4.

                                  ARTICLE  8.

                     LIABILITY OF MEMBERS; INDEMNIFICATION
                     -------------------------------------


Section 8.1  Liability of Members.
             --------------------

     (a) No Member shall have any personal liability for any obligation of the Company in excess of his, her or its respective Capital Contribution; provided, however, that a Capital Member shall be liable to the Company to the extent of previous distributions only to the extent required by law and only to the extent provided in Section 18-607 of the Delaware Act.

     (b) Subject to Section 8.2, and unless otherwise required by applicable law, the Managing Member and any Profit Member shall not be liable to the Company or any other Member for any action taken by any other Member, nor shall the Managing Member or any Profit Member (in the absence of negligence, misconduct, fraud or a willful violation of law by the Managing Member or any Profit Member) be liable to the Company or any other Member for any action of any employee, broker or agent of the Company provided that the Managing Member or any Profit Member shall have exercised appropriate care in the selection and supervision of such employee, broker or agent or unless the Managing Member or any Profit Member would otherwise be responsible under applicable law for the actions of such employee, broker or agent.


Section 8.2  Indemnification.
             ---------------

     (a) The Managing Member, each of the Profit Members, each of the members of the Advisory Committee, and the Affiliates of any of them (the "Indemnitees") shall not have any liability to the Company or to any Member for any loss suffered by the Company which arises out of any action or inaction of such Indemnitee if such Indemnitee in good faith determined that such course of conduct was in the best interests of the Company and such course of conduct did not constitute negligence or misconduct (including violations of law, breach of fiduciary duty and breach of this Agreement) of such Indemnitee. An Indemnitee shall be indemnified and held harmless by the Company against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with the Company provided that the same were not the result of negligence or misconduct (including violations of law, breach of fiduciary duty and breach of this Agreement) on the part of such Indemnitee.

     (b) Notwithstanding the above, such Indemnitee shall not be indemnified for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnitee; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee; or (3) a court of competent jurisdiction approves a settlement of the claims against a particular Indemnitee.

     (c) In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission and the Massachusetts Securities Division with respect to the issue of indemnification for securities law violations.

     (d) The Company shall not incur the cost of the portion of any insurance, other than public liability insurance, which insures any party against any liability the indemnification of which is herein prohibited.

     (e) Prior to entering into any compromise or settlement which would result in an obligation of the Company to indemnify such person, the Indemnitee shall obtain the written consent of the Managing Member (if such person is other than the Managing Member) or (if such person is the Managing Member) either (i) an opinion of counsel, such counsel to be chosen by a Majority in Interest of the Profit Members, to the effect that such compromise or settlement is not unreasonable, which opinion shall be furnished to all Members or (ii) the consent of a Majority in Interest of the Profit Members.


Section 8.3  Payment of Expenses.
             -------------------

     Expenses incurred by an Indemnitee in defense or settlement of any claim that may be subject to a right of indemnification hereunder may be advanced by the Company prior to the final disposition thereof provided that the following conditions are satisfied: (1) the claim relates to the performance of duties or services by the Indemnitee on behalf of the Company or the Advisory Committee, as the case may be, (2) the claim is initiated by a third party who is not a Capital Investment Member and (3) the Indemnitee undertakes to repay the advanced funds to the Company if it is ultimately determined that the Indemnitee is not entitled to be indemnified hereunder or under applicable law. The right of any Indemnitee to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Indemnitee may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnitee's successors, assigns and legal representatives. All judgments against the Company and the Managing Member, in respect of which such Managing Member is entitled to indemnification, must first be satisfied from Company assets before the Managing Member is responsible therefor. The obligations of Capital Investment Members under this ARTICLE VIII shall be satisfied only after any applicable insurance proceeds have been exhausted and then only out of Company assets and, only to the extent required by law, and only to the extent provided in Section 18-607 of the Delaware Act, out of distributions made by the Company to its Members, and Capital Investment Members shall have no personal liability to fund indemnification payments hereunder.

                                 ARTICLE  9.

                      ACCOUNTING FOR THE COMPANY; REPORTS
                      -----------------------------------


Section 9.1  Accounting for the Company.
             --------------------------

     The Company shall use such methods of accounting as the Managing Member determines to be consistent with federal income tax requirements and (to the extent possible) with generally accepted accounting principles.


Section 9.2  Books and Records.
             -----------------

     The Managing Member shall keep or cause to be kept complete and appropriate records and books of account. Except as otherwise expressly provided herein, such books and records shall be maintained on the basis used in preparing the Company's federal income tax returns. Such information as is necessary to reconcile such books and records with generally accepted accounting principles shall also be maintained. The books and records shall be maintained at the principal office of the Company, and shall be available for inspection and copying by any Member at its expense during ordinary business hours following reasonable notice for any purpose reasonably related to its interest as a Member of the Company. In addition, the Managing Member shall provide any Capital Investment Member or Profit Member with a list of all Capital Members and their respective Percentages of Interest or with a list of all Profit Members and Former Profit Members and their Vested and Unvested Carried Interests within 30 days of receipt by the Managing Member of a written request for the same.


Section 9.3  Reports to Members.
             ------------------

     Promptly after consummation of each Investment in a Portfolio Company, the Managing Member shall prepare and deliver to each Member a description of such Investment and the Portfolio Company in which it was made. The Managing Member will deliver to each Member the audited or unaudited balance sheet and income statement and/or other annual and quarterly financial statements of each Portfolio Company within a reasonable time of the receipt thereof by the Managing Member. After the end of each Fiscal Year, the Managing Member shall cause an audit of the Company to be made by an independent public accountant of nationally recognized status of the financial statements of the Company for that year. Such audit shall be certified and a copy thereof shall be delivered to each Member within 90 days after the end of each of the Company's Fiscal Years. Such certified financial statements shall also be accompanied by a report on the Company's activities during the year prepared by the Managing Member and (a) a list of all Capital Members and their respective percentages of contributed capital and a list of all Profit Members and Former Profit Members and their respective Vested and Unvested Carried Interests and Capital Accounts and (b) if the Capital Commitments of

Benefit Plan Investors exceeds 25% of total Capital Commitments, a certification to each Benefit Plan Investor that the Company is a Venture Capital Operating Company as defined in 39 C.F.R. (S)2510. Within 90 days after the end of each Fiscal Year, the Company will deliver to each Member the Managing Member's good faith estimate of the fair value of the Company's Investments as of the end of such year and a statement showing the balances in such Member's Capital Account (both vested and unvested) as of the end of such year. Within 60 days after the end of each Fiscal Year, the Managing Member will cause to be delivered to each Member a Form K-1 and such other information, if any, with respect to the Company as may be necessary for the preparation of such Member's federal income tax returns, including a statement showing each Member's share of income, gain or loss and credits for such Fiscal Year for federal income tax purposes.


                                  ARTICLE  10.

                           DISSOLUTION AND WINDING UP
                           --------------------------


Section 10.1  Dissolution.
              -----------

     The existence of the Company shall dissolve upon the first to occur of the following events:

     (a) April 13, 2010; provided that the duration of the Company may be extended by the Managing Member in its sole discretion by notice in writing to each Member not later than thirty (30) days prior to any such extension for one or more additional periods from such date of not less than three years or more than ten years each, if the Managing Member determines, in each instance, taking into account the Company's Investments and the amount of capital calls remaining to be invested, that such extension is in the best interests of the Company;

     (b) if (A) the Managing Member commences any case, proceeding or other action (y) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company or the Managing Member, or seeking to adjudicate the Company or the Managing Member a bankrupt or insolvent, or seeking reorganization, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or the Managing Member or the debts of either of them, or (z) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or if the Managing Member or the Company shall make a general assignment for the benefit of its creditors; or if (B) there shall be commenced against the Company or against the Managing Member any case, proceeding or other action of a nature referred to in clause
(A) above which (y) results in the entry of an order for relief or any such adjudication or appointment or (z) remains undismissed, undischarged or unbonded for a period of ninety calendar days; or if (C) there shall be commenced against the Company or against the Managing Member any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety calendar days from the entry thereof; of if (D) any other event not expressly provided for in this Agreement occurs which under the Delaware Act causes the Managing Member to cease to be a Managing Member of the Company; unless (i) at the time of such event there is at least one other Managing Member of the Company who is hereby authorized to, and does continue, the business of the Company; provided that a Majority in Interest of the Capital Investment Members and a Majority in Interest of the Profit Members agree to continue the business of the Company or (ii) if within 90 days of such removal, bankruptcy, dissolution or withdrawal, a Majority in Interest of the Capital Investment Members and a Majority in Interest of the Profit Members agree in writing to continue the business of the Company and to the appointment, effective upon the date of such event, of one or more additional Managing Members;

     (c) the sale or other disposition of all or substantially all of the assets of the Company;

     (d)      the entry of a decree of judicial dissolution under the Delaware
Act;

     (e) the written consent of the Managing Member and a Majority in Interest of the Profit Members to terminate the Company;

     (f) upon the determination of a Majority in Interest of the Capital Investment Members and a Majority in Interest of the Profit Members that there is a substantial risk that the Company would be taxed as a corporation under the Code and that, as a result, the objectives of the Company would be substantially impaired, provided that such Members furnish an opinion to such effect in form and substance reasonably satisfactory to the Managing Member and from counsel reasonably satisfactory to the Managing Member.


Section 10.2  Winding Up.
              ----------

     Upon the occurrence of an event specified in Section 10.1, the affairs of the Company shall be wound up and its assets liquidated and distributed in accordance with this Agreement. The Managing Member or, if there is no Managing Member, a liquidator appointed by a Majority in Interest of the Capital Investment Members and a Majority in Interest of the Profit Members, shall proceed with the Dissolution Sale as promptly as practicable; provided that the Managing Member or such liquidator can continue such Dissolution Sale as long as it feels is reasonably necessary to obtain fair value for the Investments in Portfolio Companies and other assets of the Company. Assets that the Managing Member or the liquidator believes could be sold in the Dissolution Sale only at an undue loss to the Members or with great impracticality may be distributed to the Members in kind pro rata in accordance with Sections 2.5, 2.6, 2.7 3.1, 3.2, 3.3 and ARTICLE IV.

Section 10.3  Final Distribution and Allocation.
              ---------------------------------

     (a) In the final Fiscal Year of the Company, each item of Net Operating Profits and Net Operating Losses and Net Realized Capital Gains and Net Realized Capital Losses shall be allocated to the Members in such manner as would, to the extent possible, result in the Members' having zero balances in their respective Capital Accounts if all distributions by the Company for such Fiscal Year, including liquidating distributions, were made in accordance with
ARTICLE IV. If the Fair Market Value of Company assets to be distributed in kind exceeds ("book gain") or is less than ("book loss") the book value of such assets, to the extent not otherwise recognized to the Company, such book gain or book loss shall be taken into account in computing Net Operating Profits or Net Operating Losses, Net Realized Capital Gains and Net Realized Capital Losses for such Fiscal Year for all purposes of crediting or charging the Capital Accounts of the Members pursuant to ARTICLE II and ARTICLE III as if such assets had been sold and the proceeds distributed pursuant to ARTICLE IV. Thereupon, all of the assets of the Company, or the proceeds therefrom, shall be distributed or used as follows and in the following order of priority:

              (i) for the payment, or the reasonable provision for the payment, of the debts and liabilities of the Company, including amounts owed to any Members in their capacities as creditors of the Company, and the expenses of liquidation; to the setting up of any reserves which the Managing Member or the liquidator may deem reasonably necessary for any contingent liabilities or obligations of the Company; and

              (ii) to the Members, in accordance with the positive balances in their Capital Accounts and Profit Accounts in compliance with Section 1.704-1(b)(2)(ii)(b)(2) of the Treasury Regulations and the balance pro rata in accordance with Sections 2.5, 2.6, 2.7, 3.1, 3.2, 3.3 and ARTICLE IV.

     (b) Upon the dissolution and liquidation of the Company, after all allocations of Net Operating Profits, Net Operating Losses, Net Realized Capital Gains and Net Realized Capital Losses have been made but before any Final Distribution has been made to the Members, and in any event before the later of the end of the Company's taxable year of liquidation or 90 days after the Company's liquidation, the Managing Member shall contribute to the capital of the Company an amount equal to the negative balance, if any, in its Capital Account.

     Notwithstanding the foregoing, the Managing Member's obligation pursuant to this Section 10.3(b) shall not inure to the benefit of, or be invoked or enforced by or for the benefit of, any creditor who has otherwise contractually obligated itself to look solely to all or a part of the assets of the Company and not to the assets of any Member for satisfaction of any debt owed or owing to that creditor by the Company.

     (c) When the Managing Member or the liquidator has complied with the foregoing liquidation plan, the Members shall execute, acknowledge and cause to be filed an instrument evidencing the cancellation of the Certificate of Formation of the Company pursuant to (S)18-203 of the Delaware Act.


Section 10.4  Merger of Company into Another Entity.
              -------------------------------------

     The merger of the Company into another entity, which may or may not be another limited liability company, shall occur upon the affirmative vote of the Managing Member and of a Majority in Interest of the Capital Investment Members and a Majority in Interest of the Profit Members, and in any case shall not be deemed a dissolution under this ARTICLE X.


                                 ARTICLE  11.

                                 DEFINITIONS
                                 -----------


     As used herein, the following terms have the following meanings:

     Accredited Investor:  An investor which qualifies as an "accredited
     -------------------
investor" as defined in Regulation (S)230.501 of Regulation D promulgated under the Securities Act.

     Adjusted Capital Account Deficit:  A Capital Member's deficit Capital
     --------------------------------
Account balance as determined by (i) crediting to such Member's Capital Account all amounts which such Member is obligated to restore to his Capital Account or is deemed to be obligated to restore to his Capital Account pursuant to either or both of the penultimate sentences of Sections 1.704-lT(b)(4)(iv)(f) and 1.704-lT(b)(4)(iv)(h)(5) of the Treasury Regulations and (ii) debiting to such Member's Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Treasury Regulations.

     Advisory Committee:  As defined in Section 5.5.
     ------------------

     Affiliate:  Any person or entity that directly or indirectly controls, is
     ---------
controlled by, or is under common control with, the person or entity in question, provided however, that "Affiliate" for the purposes of ARTICLE VIII shall mean any person performing services on behalf of the Company who:

     (1) directly or indirectly controls, is controlled by, or is under common control with the Managing Member; or

     (2) who owns or controls 10% or more of the outstanding voting securities of the Managing Member; or

     (3) is an officer, director, partner, member, manager or trustee of the Managing Member or of the Parent or of an Affiliate of the member, manager, or

     (4) if the Managing Member is an officer, director, partner, member, manager or trustee, is any company for which the Managing Member acts in any such capacity.

     Agreement:  This Limited Liability Company Agreement.
     ---------

     Announcement Date:  The date on which the Change of Control is publicly
     -----------------
announced or the date on which information regarding the same is disseminated to the public generally, whichever occurs first.

     Appraiser:  As defined in Section 3.4(b).
     ---------

     Assignee:  As defined in Section 7.4.
     --------

     Benefit Plan Investor:  As defined in Section 7.5.
     ---------------------

     Break-up Fee:  Any fee, reimbursement or other form of compensation in the
     ------------
nature of a topping, no-go, commitment or break-up or other arrangement payable by a third party as a result of the failure to consummate a proposed investment in a Portfolio Security.

     Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday which
     ------------
is not a day on which banking institutions in Boston, Massachusetts, are authorized or obligated by law to close.

     Call Notices:  As defined in Section 2.2.
     ------------

     Capital Account:  As defined in Section 2.3.
     ---------------

     Capital Commitment:  As defined in Section 2.1.
     ------------------

     Capital Contribution:  As defined in Section 2.2.
     --------------------

     Capital Investment Members:  As defined in the recitals and in Exhibit A.
     --------------------------

     Capital Member Loss:  The amount of $4,000,000 plus Net Operating Losses
     -------------------
and Net Realized Capital Losses allocated to the Capital Members' Capital Accounts as provided in Sections 2.5 and 2.6.

     Capital Members:  As defined in the recitals and in Exhibit A.
     ---------------

     Capital Members' Allocation:  That portion of the Net Operating Profits,
     ---------------------------
Net Operating Losses, Net Realized Capital Gains and Net Realized Capital Losses allocated to the Capital Investment Members as provided in Sections 2.5 and 2.6.

     Capital Proceeds:  The net proceeds from sales or other dispositions of
     ----------------
Portfolio

Securities, including liquidating and other like distributions on Portfolio Securities.

     Carried Interest:  As defined in Section 3.2.
     ----------------

     Cash Flow:  For any Fiscal Year, the aggregate cash receipts of the Company
     ---------
for such Fiscal Year (including receipts by, on behalf of or for the benefit of the Company or the Members) other than receipts of Capital Contributions from the Members, receipts arising from sales or other dispositions of Portfolio Securities and liquidating and other like distributions on Portfolio Securities.

     Cause:  As defined in Section 3.3(b).
     -----

     Change of Control:  As defined in Section 3.4(f).
     -----------------

     Change of Control Repurchase Price Per Unit.  As defined in Section 3.4(a).
     -------------------------------------------

     Code:  The Internal Revenue Code of 1986, as amended.
     ----

     Commitment Period:  The period from the date hereof up to and including
     -----------------
April 13, 2010, unless extended by the Managing Member as provided in Section
1.5 and ARTICLE X  or unless terminated earlier as provided therein and in
Section 2.9.

     Common Stock:  The common stock, par value $.01, of the Parent.
     ------------

     Common Stock Price: The average of the twenty (20) highest last sale prices
     ------------------
with respect to the Common Stock during the three-month period preceding the Announcement Date on the National Association of Securities Dealers, Inc. Automated Quotations (NASDAQ) System, or, if the Common Stock is not listed on NASDAQ, then the average of the twenty (20) highest last sale prices with respect to the Common Stock during the three-month period preceding the Announcement Date on the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed.

     Company:  As defined in the recitals.
     -------

     Consultants:  As defined in Section 5.2(f).
     -----------

     Date of Default:  As defined in Section 2.10.
     ---------------

     Defaulting Capital Investment Member:  As defined in Section 2.10.
     ------------------------------------

     Delaware Act:  The Delaware Limited Liability Company Act, as amended, 6
     ------------
Del.  C. (S)18-101, et seq. or any successor to such act.
                    ------

     Dissolution Sale:  Sales and liquidations by or on behalf of the Company of
     ----------------
all or
substantially all of its assets in connection with or in contemplation of the winding up of the Company.

     Due Date:  As defined in Section 2.2.
     --------

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     Exchange Act:  As defined in Section 3.4.
     ------------

     Excused Investment:  As defined in Section 2.11.
     ------------------

     Excused Member:  As defined in Section 2.11.
     --------------

     Fair Market Value:  The value of Company assets and, when the reference so
     -----------------
requires, of Portfolio Securities, determined as provided in Section 4.8.

     Fair Market Value of the Company.  As defined in Section 3.4.
     --------------------------------

     Final Distribution:  The distribution described in Section 10.3(a).
     ------------------

     Financial Institution:  A bank, savings institution, trust company,
     ---------------------
insurance company, pension or profit sharing trust, or similar entity which is a member of any group of such persons, having assets of at least $100,000,000, or other entity (other than an individual) a substantial part of whose business consists of investing in, purchasing or selling the securities of others.

     Fiscal Year:  The fiscal year ending on the last day of July in any year.
     -----------
In the case of the first and last fiscal years, the fraction thereof commencing on the date on which the Company is formed or ending on the date on which the winding up of the Company is completed, as the case may be.

     Follow-On Investments:  An Investment in a Portfolio Company following a
     ---------------------
prior Investment in that company.

     Former Profit Member:  As defined in Section 3.2 and in Exhibit A.
     --------------------

     Holding Companies:  As defined in Section 1.7(a).
     -----------------

     Indemnitees:  As defined in Section 8.3.
     -----------

     Initial Election:  As defined in Section 3.4(a).
     ----------------

     Investments:  As defined in Section 1.7.
     -----------

     Investment Company Act:  The Investment Company Act of 1940, as amended.
     ----------------------

     Liabilities:  As defined in Section 8.3.
     -----------

     Maintenance Expenses:  As defined in Section 5.4(a).
     --------------------

     Majority in Interest of the Capital Investment Members:  At any time, those
     ------------------------------------------------------
Capital Investment Members whose aggregate Percentages in Interest exceed 50%.

     Majority in Interest of the Profit Members:  At any time, those Profit
     ------------------------------------------
Members whose aggregate Carried Interests exceed 50%.

     Managing Member:  As defined in the recitals and in Exhibit A.
     ---------------

     Managing Member Loss:  As of the end of any Fiscal Year, the excess of any
     --------------------
Net Realized Capital Losses and/or Net Operating Losses allocated to the Managing Member pursuant to Section 2.5(b)(ii) and Section 2.6(b)(ii).

     Marketable Securities:  Securities that are traded on a national securities
     ---------------------
exchange, reported through the National Association of Securities Dealers Automated Quotation System or traded over-the-counter.

     Material Adverse Effect:  As defined in Section 2.11(d).
     -----------------------

     Members:  As defined in the recitals.
     -------

     Net Operating Losses:  With respect to any period, shall mean the excess of
     --------------------
aggregate expenses incurred during (or attributable to) such period by the Company and not by any Portfolio Company or Investment (other than expenses directly relating or attributable to the sale, purchase, exchange or distribution of Portfolio Securities) over the aggregate income earned during such period by the Company from all sources whatsoever (other than net gain from the sale, purchase, exchange or distribution of Portfolio Securities), such Net Operating Losses to be computed in accordance with applicable U.S. federal income tax accounting principles and (to the extent possible) with generally accepted accounting principles.

     Net Operating Profits:  With respect to any period, shall mean the excess
     ---------------------
of aggregate income earned during (or attributable to) such period by the Company (and not by any Portfolio Company or Investment) from all sources whatsoever (other than net gain from the sale, purchase, exchange or distribution of Portfolio Securities) over all expenses incurred during (or attributable to) such period by the Company (other than expenses directly relating or attributable to the sale, purchase, exchange or distribution of Portfolio Securities), such Net Operating Profits to be computed in accordance with applicable U.S. federal income tax accounting principles and (to the extent possible) with generally accepted accounting principles.

     Net Realized Capital Gains:  For any period shall mean the excess of gains,
     --------------------------
determined in accordance with U.S. federal income tax principles, on any sales or other dispositions of Portfolio Securities for such Fiscal Year over the losses, determined in accordance with federal income tax principles, on any sales or other dispositions of Portfolio Securities for such Fiscal Year. Notwithstanding the foregoing, for purposes of this definition, gains and losses with respect to Portfolio Securities reflected on the Company's books at values that differ from their adjusted tax bases as a result of the application of
Section 2.3(b) shall be measured by the differences between the amounts realized upon sales or other dispositions of such Portfolio Securities and the book values of such Portfolio Securities.

     Net Realized Capital Losses:  For any period shall mean the excess of
     ---------------------------
losses, determined in accordance with U.S. federal income tax principles, on any sales or other dispositions of Portfolio Securities for such Fiscal Year over the gains, determined in accordance with federal income tax principles, on any sales or other dispositions of Portfolio Securities for such Fiscal Year. Notwithstanding the foregoing, for purposes of this definition, gains and losses with respect to Portfolio Securities reflected on the Company's books at values that differ from their adjusted tax bases as a result of the application of
Section 2.3(b) shall be measured by the differences between the amounts realized upon sales or other dispositions of such Portfolio Securities and the book values of such Portfolio Securities.

     Non-Competition Covenant:  As defined in Section 3.3(b)(iii) and as set
     ------------------------
forth in Section 3.5.

     Non-Defaulting Capital Investment Members:  As defined in Section 2.10.
     -----------------------------------------

     Notice Members:  As defined in Section 12.12.
     --------------

     Offered Shares:  As defined in Section 4.5(c).
     --------------

     Parent:  CMG Information Services, Inc., a Delaware corporation.
     ------

     Percentage in Interest:  In the case of each Capital Member, the Capital
     ----------------------
Contribution of such Member divided by the sum of the Capital Contributions of all Capital Members.

     Plan Participant:  As defined in Section 12.13.
     ----------------

     Portfolio Companies:  As defined in Section 1.7.
     -------------------

     Prime Rate:  The rate of interest announced by The First National Bank of
     ----------
Boston from time to time as its Prime Rate.

     Profit Account:  As defined in Section 3.7.
     --------------

     Profit Members:  As defined in the recitals and in Section 3.1 and Exhibit
     --------------
A.

     Profit Members Carried Interest Allocation:  That portion of the Net
     ------------------------------------------
Operating Profits, Net Operating Losses, Net Realized Capital Gains and Net Realized Capital Losses allocated to the Profit Members as provided in Sections
2.5 and 2.6.

     Profit Member Loss:  Net Operating Losses and Net Realized Capital Losses
     ------------------
allocated to the Profit Members' Capital Accounts as provided in Sections 2.5 and 2.6.

     Portfolio Securities:  Securities of Portfolio Companies described in
     --------------------
Section 1.7 owned by the Company or by the Managing Member.

     Recovered Capital:  Any distribution of capital to the Capital Members
     -----------------
pursuant to Section 4.4(h).

     Regulatory Allocations:  As defined in Section 2.7(d).
     ----------------------

     Return of Capital:  Any return of capital pursuant to Section 2.2.
     -----------------

     Right of First Refusal:  As defined in Section 4.5(c).
     ----------------------

     Securities:  As defined in Section 1.7(a).
     ----------

     Securities Act:  The Securities Act of 1933, as amended from time to time.
     --------------

     Special Fees:  Transaction fees payable to the Company pursuant to Section
     ------------
5.4(c) and any other fee or reimbursement payable to the Company as income for services or otherwise (including the fees referred to in Section 5.4).

     Substitute Capital Investment Member:  A purchaser, assignee or transferee
     ------------------------------------
of a Capital Member's interest in the Company that is admitted to the Company as a Capital Member pursuant to Section 7.4 and shown as a Capital Member on the books and records of the Company.

     Tax Matters Partner:  As defined in Section 12.12.
     -------------------

     Temporary Investments:
     ---------------------

          (i) Investments in direct obligations of the United States of America, or obligations of any instrumentality or agency thereof, payment of principal and interest of which is unconditionally guaranteed by the United States of America, having a final maturity of not more than 180 days from the date of issue thereof;

          (ii) Investments in certificates of deposit or repurchase agreements having a final maturity not more than 180 days from the date of acquisition thereof issued by any bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus of at least $100,000,000;

          (iii) investments in money market funds; and

          (iv) commercial paper payable on demand or having a final maturity not more than 180 days from the date of acquisition thereof which has the highest credit rating of either Standard & Poor's Corporation or Moody's Investors Service, Inc.

     Treasury Regulations:  The Income Tax Regulations (final or temporary)
     --------------------
promulgated under the Code. References to specific sections of the Treasury Regulations shall be to such sections as amended, supplemented or superseded by Treasury Regulations currently in effect.

     Units:  As defined in Section 3.2.
     -----

     Unrecovered Capital: All amounts in the Capital Accounts of the Capital
     -------------------
Members up to the amount of their Capital Contributions, less any Returns of Capital and less any distributions of Unrecovered Capital previously made to the Capital Members pursuant to Section 4.4(h).

     Unvested Units:  As defined in Section 3.2.
     --------------

     Vested Units:  As defined in Section 3.2.
     ------------


                                 ARTICLE  12.

                                 MISCELLANEOUS
                                 -------------


Section 12.1  Registration of Securities.
              --------------------------

     Stocks, bonds, securities and other property owned by the Company shall be registered in the Company name or a "street name." Any corporation or transfer agent called upon to transfer any stocks, bonds and securities to or from the name of the Company shall be entitled to rely on instructions or assignments signed or purporting to be signed by the Managing Member without inquiry as to the authority of the person signing or purporting to sign such instructions or assignments or as to the validity of any transfer to or from the name of the Company. At the time of transfer, the corporation or transfer agent is entitled to assume (i) that the Company is still in existence and (ii) that this Agreement is in full force and effect and has not been amended unless the corporation or transfer agent has received written notice to the contrary.

Section 12.2  Entire Agreement.
              ----------------

     This Agreement and Exhibit A attached hereto set forth the full and complete agreement of the Members with respect to the subject matter hereof and supersede any prior agreement or undertaking among the parties.


Section 12.3  Amendments.
              ----------

     This Agreement may be modified from time to time by the Managing Member and a Majority in Interest of the Capital Investment Members and a Majority in Interest of the Profit Members; provided, however, that amendments which do not adversely affect the Capital Investment Members or the Profit Members or the Company may be made to this Agreement and the certificate of limited company for the Company, from time to time, by the Managing Member, without the approval of any of the Capital Investment Members or any of the Profit Members, (i) to add to the representations, duties or obligations of the Managing Member, or to surrender any right granted to the Managing Member herein, (ii) to cure any ambiguity, or to correct or supplement any immaterial provision herein or in the certificate of limited company for the Company which may be inconsistent with any other provision herein or therein, or correct any printing, stenographic or clerical errors or omissions which will not be inconsistent with the provisions of this Agreement or the status of the Company as a partnership for federal income tax purposes, or to clarify any tax or accounting treatment, and (iii) to make any amendment or change which is for the benefit of, or not adverse to the interests of, the Capital Investment Members or of the Profit Members. No amendment may be made to any provision of this Agreement which contemplates action by a vote or consent of greater than a Majority in Interest of the Capital Investment Members or of the Profit Members without a vote or consent of such greater majority as therein specified in each case. In addition, this Agreement may be amended by the Managing Member without the consent of any other Member in order to conform to any safe harbor provisions of the Code and Treasury Regulations which would preserve the substantial economic effect of the allocation of profits and losses set forth in ARTICLE II and ARTICLE III, provided that no such amendment shall materially decrease the amount or defer the timing of any distribution, including distributions payable upon liquidation, that the Capital Investment Members or Profit Members would otherwise be entitled to pursuant to this Agreement. Changes to Exhibit A to reflect the addition and deletion of Capital Investment Members or Profit Members and changes in the addresses of Capital Investment Members or Profit Members shall not be deemed amendments to this Agreement. The Managing Member shall promptly furnish the Capital Investment Members and the Profit Members with copies of each amendment to this Agreement.


Section 12.4  Severability.
              ------------

     If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby. Any default hereunder by a Capital Investment Member shall not excuse a default by any other Capital Investment Member.


Section 12.5  Notices.
              -------

     All notices, requests, demands and other communications shall be in writing and shall be deemed to have been duly given if personally delivered or sent by United States mail, by facsimile if transmission is mechanically confirmed, or by telegram or telex confirmed by letter, if to the Members, at the addresses set forth on Exhibit A attached hereto, and if to the Company, to the Managing Member at its address set forth in Exhibit A, or to such other address as any Member shall have last designated by notice to the Company and the other Members, or as the Managing Member shall have last designated by notice to the Capital Investment Members and Profit Members, as the case may be. Any notice shall be deemed received, unless earlier received, (i) if sent by certified or registered mail, return receipt requested, when actually received, (ii) if sent by overnight mail, when actually received, (iii) if sent by telegram or telex or facsimile transmission, on the date sent provided confirmatory notice is sent by first-class mail, postage prepaid, and (iv) if delivered by hand, on the date of receipt.


Section 12.6  Heirs and Assigns; Execution.
              ----------------------------

     This Agreement (a) shall be binding on the executors, administrators, estates, heirs, legal representatives, successors, and assigns of the Members and (b) may be executed in more than one counterpart with the same effect as if the parties executing the several counterparts had all executed one counterpart; provided, however, that each separate counterpart shall have been executed by the Managing Member and that the several counterparts, in the aggregate, shall have been signed by all of the Members.


Section 12.7  Waiver of Partition.
              -------------------

     Except as may be otherwise provided by law in connection with the dissolution, winding-up, and liquidation of the Company, each Member hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Company's property.


Section 12.8  Power of Attorney.
              -----------------

     Upon the request to the Managing Member, each Capital Investment Member shall execute a Power of Attorney in form satisfactory to the Managing Member granting the Managing Member authority to act on its behalf hereunder.

Section 12.9   Headings.
               --------

     The Section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.


Section 12.10  Further Actions.
               ---------------

     Each Member shall execute and deliver such other certificates, agreements and documents, and take such other actions, as may reasonably be requested by the Managing Member in connection with the formation of the Company and the achievement of its purposes, including, without limitation, (a) any documents that the Managing Member deems necessary or appropriate to form, qualify, or continue the Company as a limited company in all jurisdictions in which the Company conducts or plans to conduct business and (b) all such agreements, certificates, tax statements and other documents as may be required to be filed in respect of the Company.


Section 12.11  Gender, Etc.
               ------------

     Whenever the context permits, the use of a particular gender shall include the masculine, feminine and neuter genders, and any reference to the singular or the plural shall be interchangeable with the other.


Section 12.12  Tax Matters Partner.
               -------------------

     The Managing Member shall be designated as the "Tax Matters Partner" in accordance with Section 6231 of the Code and shall promptly notify the other Members if any tax return or report of the Company is audited or if any adjustments are proposed. In addition, the Managing Member shall promptly furnish to the Members all notices concerning administrative or judicial proceedings relating to federal income tax matters as required under the Code and shall supply such information to the Internal Revenue Service as may be necessary to identify the Members as "Notice Members" under Section 6231 of the Code. During the pendency of any administrative or judicial proceeding, the Managing Member shall furnish to the Members periodic reports concerning the status of any such proceeding. Without the consent of a Majority in Interest of the Members, the Managing Member shall not extend the statute of limitations, file a request for administrative adjustment or enter into any settlement agreement relating to any Company item of income, gain, loss, deduction or credit for any fiscal year of the Company.


Section 12.13  Certain ERISA Matters.
               ---------------------


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

     If this Agreement is executed and delivered on behalf of a Benefit Plan Investor, or on behalf of an entity whose assets include the assets of an employee benefit plan (such plan or entity to be referred to hereinafter as a "Plan Participant"), the Plan Participant shall be identified as such on Exhibit A hereto and shall represent and warrant, based upon the accuracy of the list of Capital Members to be provided by the Managing Member, that the acquisition of a Membership interest by such Plan Participant does not constitute a prohibited transaction within the meaning of Section 4975 of the Code. The Managing Member represents that: either (a), to the best knowledge of the Managing Member, after due inquiry, less than 25% of the value of any class of the equity interests in the Company is held by Benefit Plan Investors or (b) the Managing Member shall obtain an opinion of counsel reasonably satisfactory to such Plan Participant to the effect that the underlying assets of the Company are not "plan assets" (as that term is defined in 29 C.F.R. (S)510.3-101). Each Capital Member may rely upon said representation until the earliest to occur of: (i) its withdrawal from the Company, (ii) the dissolution of Company, (iii) the Managing Member's notifying the undersigned that such representation may no longer be relied upon or (iv) the Capital Member's obtaining actual knowledge that such representation is no longer accurate. The inaccuracy of such representation shall (without precluding the exercise of any other remedies available to such Capital Member) constitute a Material Adverse Effect for purposes of Section 2.11. The Managing Member will use its best efforts to discharge its responsibilities and to exercise its authority under the Limited Liability Company Agreement in such a manner that the assets of the Company will not be characterized as "plan
assets."   The Managing Member will notify the Capital Members as soon as practicable if 20% or more of the value of the equity interests in the Company is held by Benefit Plan Investors.


Section 12.14  Applicable Law.
               --------------

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware as applied between residents of that state entering into contracts wholly to be performed in that state.


Section 12.15  Counterparts.
               ------------

     This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties to this Agreement have executed the same as of the date first above set forth.

                         MANAGING MEMBER:

                         CMG@VENTURES, INC.


                         By:
                            ----------------------------------
                            John A. McMullen, Director


                         CAPITAL INVESTMENT MEMBER:

                         CMG@VENTURES CAPITAL CORP.


                         By:
                            ----------------------------------
                            John A. McMullen, Director

                         PROFIT MEMBERS:


                         -------------------------------------
                         David S. Wetherell


                         -------------------------------------
                         Guy M. Bradley


                         -------------------------------------
                         Peter H. Mills


                         -------------------------------------
                         Andrew J. Hajducky III


                         -------------------------------------
                         Jonathan Callaghan



Acknowledged and agreed to
with respect to Section 3.4:

CMG INFORMATION SERVICES, INC.


By:
   -------------------------------
   John A. McMullen, Director

                                   EXHIBIT A
                                   ---------


                                 PERCENTAGE             CAPITAL
                                 ----------             -------
MANAGING MEMBER:                 IN INTEREST:          COMMITMENT:
---------------                  -----------           ----------

     CMG@Ventures, Inc.               1%                $220,000
     100 Brickstone Square
     1st Floor
     Andover, MA  01810


CAPITAL INVESTMENT MEMBER:
-------------------------

     CMG@Ventures Capital Corp.      99%             $21,780,000
     100 Brickstone Square
     1st Floor
     Andover, MA  01810


PROFIT MEMBERS:              DATE OF HIRE:  NO. OF UNITS(1):  NO. OF UNITS(2):
---------------------------  -------------  ----------------  ----------------

David S. Wetherell             01/30/95          8,581             8,581
30 Kittredge Road
North Andover, MA 01845

Guy M. Bradley                 01/30/95          3,000             3,000
10 White Pine Knoll Road
Wayland, MA  01778

Peter H. Mills                 03/31/95          8,581             8,581
2 Sierra Lane
Portola Valley, CA  94028

Andrew J. Hajducky III         10/01/95            500               500
48 Edward Drive
Winchester, MA  01890

Jonathan Callaghan             05/02/97             --               500
2222 Leavenworth
Apt. 602
San Francisco, CA  94133

FORMER PROFIT MEMBERS:      DATE OF HIRE:   NO. OF UNITS(1):  NO. OF UNITS(2):
--------------------------  --------------  ----------------  ----------------

Daniel J. Nova                      (3)            900               900
114 Coachman's Lane
North Andover, MA  01845

Jerry D. Colonna                    (3)            938               938
Two Litchfield Drive
Port Washington, NY  11050


(1)  Relates to all investments.

(2) Relates only to investments in Blaxxun Interactive, Ikonic Interactive, GeoCities, Vicinity and Parable.

(3)  The number of units shown are fully vested without regard to date of hire.